UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

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☑ Preliminary Proxy Statement

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☐ Definitive Proxy Statement

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☐ Soliciting Material Pursuant to §240.14a-12

Pacific Gold Corp.

(Name of Registrant as Specified In Its Charter)

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PACIFIC GOLD CORP.

848 N. Rainbow Blvd. #2987

Las Vegas, Nevada 89107

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Pacific Gold Corp., a Nevada corporation (the “Company”).  The meeting will be held at [__________], Las Vegas, Nevada [_____] on [__________], 2013 at 11:00 a.m., local time, for the following purposes:

1.  To elect two directors to serve for the ensuing year and until their successors are elected.

2.  To approve an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of Common Stock from 3,000,000,000 to 10,000,000,000, subject to the Board of Directors’ authority to abandon such amendment.

3.  To approve an amendment to the Company’s Articles of Incorporation to effect a reverse stock split of our Common Stock at a specific ratio within a range from 1-for-50 to 1-for-200 and to grant authorization to the Board of Directors to determine, at its discretion, the timing and the specific ratio of the reverse stock split, subject to the Board of Directors’ authority to abandon such amendment.

4.  To consider and vote upon a proposal to approve the Company’s 2013 Equity Performance Plan.

5.  To consider and cast an advisory vote on a non-binding resolution to approve the compensation of our executive officers disclosed in this Proxy Statement.

6.  To consider and cast an advisory vote upon a non-binding resolution to determine the frequency of an advisory vote on executive compensation.

7.  To ratify the appointment of Silberstein Ungar, PLLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013.

8. To conduct any other business properly brought before the meeting.

These items of business are more fully described in the Proxy Statement accompanying this Notice.

The record date for the Annual Meeting is June 14 , 2013. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

By Order of the Board of Directors

Robert Landau
Chief Executive Officer

Las Vegas, Nevada

July [__], 2013

YOUR VOTE IS IMPORTANT

THIS PROXY STATEMENT IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE COMPANY, ON BEHALF OF THE BOARD OF DIRECTORS, FOR THE 2013 ANNUAL MEETING OF STOCKHOLDERS. THE PROXY STATEMENT AND THE RELATED PROXY FORM ARE BEING DISTRIBUTED ON OR ABOUT JULY [__], 2013. YOU CAN VOTE YOUR SHARES USING ONE OF THE FOLLOWING METHODS:

•

COMPLETE AND RETURN A WRITTEN PROXY CARD; OR

•

ATTEND THE COMPANY'S 2013 ANNUAL MEETING OF STOCKHOLDERS AND VOTE.

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. HOWEVER, TO ENSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE URGED TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PREPAID ENVELOPE ENCLOSED FOR THAT PURPOSE. ANY STOCKHOLDER ATTENDING THE MEETING MAY VOTE IN PERSON EVEN IF HE OR SHE HAS RETURNED A PROXY CARD.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDERS MEETING TO BE HELD ON [_______] — THE PROXY STATEMENT AND THE 2012 ANNUAL REPORT TO STOCKHOLDERS ARE AVAILABLE AT WWW.PACIFICGOLDCORP.COM.

PACIFIC GOLD CORP.

848 N. Rainbow Blvd. #2987

Las Vegas, Nevada 89107

PROXY STATEMENT FOR THE

2013 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

This proxy statement contains information related to the 2013 Annual Meeting of Stockholders (“Annual Meeting”) of Pacific Gold Corp., a Nevada corporation (“we”, “us”, “our”, or “the Company”), to be held at [__________], Las Vegas, Nevada [_____] on [__________], 2013 at 11:00 a.m., local time, and at any postponements or adjournments thereof. The approximate date of mailing for this proxy statement and a copy of our annual report on Form 10-K for the year ended December 31, 2012 is July [__], 2013.You are invited to attend the Annual Meeting, and we request that you vote on the proposals described in this Proxy Statement. You do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

Record Date

Our Board of Directors has set June 14, 2013 as the record date (the “Record Date”) for the Annual Meeting. Only holders of record of the Company's common stock, $0.0000000001 par value per share (the “Common Stock”) and the Company’s Series A Convertible Preferred Stock, $0.001 par value per share (the “Series A Preferred Stock”) , at the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting or at any adjournment or postponements thereof. Unless otherwise prescribed by law, the holders of our Common Stock and Series A Preferred Stock will be voting together, as a single class, on all matters, including the election of directors, brought before the stockholders at the Annual Meeting.

On the Record Date there were 2,620,957,522 shares of Common Stock and 300,000 shares of Series A Preferred Stock issued and outstanding. Each holder of Common Stock is entitled to one vote for each share of Common Stock registered in his or her name on the Record Date and each holder of Series A Preferred Stock is entitled to that number of votes equal to the number of shares of Common Stock into which his or her shares of Series A Preferred Stock are convertible into on the Record Date. On the Record Date, the 300,000 shares of Series A Preferred Stock were convertible into an aggregate of 3,000,0000,000 shares of Common Stock .

Quorum

A quorum of stockholders is necessary to hold a valid meeting. Our Bylaws provide that the presence in person or by proxy of stockholders ( common and preferred) entitled to cast a majority of the votes thereat shall constitute a quorum at a meeting of stockholders.

Voting by Proxy

If your shares are registered directly in your name with Olde Monmouth Stock Transfer Co., Inc., our transfer agent, you are considered a stockholder of record. As a stockholder of record at the close of business on the Record Date, you can vote in person at the Annual Meeting or you can provide a proxy to be voted at the meeting by signing and returning the enclosed proxy card. If you submit a proxy card, we will vote your shares as you direct. If you submit a proxy card without giving specific voting instructions, those shares will be voted as recommended by the Board of Directors, which means your shares will be voted as follows: “For” all the nominees to the Board of Directors in Proposal I; “For” Proposal II; “For” Proposal III; “For” Proposal IV; “For” Proposal V; “3 YEARS” for Proposal VI; and “For” Proposal VII. If any other matter is properly presented at the Annual Meeting, your proxy (i.e., one of the individuals named on your proxy card) will vote your shares using their best judgment.

If your shares are held in a stock brokerage account or otherwise by a nominee (that is, in “street name”), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of the New York Stock Exchange on which your broker may vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares cannot be voted and will be treated as broker non-votes.

Required Vote

Proposal I.  Directors are elected by a plurality of the affirmative votes cast by those shares of Common Stock and Series A Preferred Stock, voting together as a single class, present, either in person or represented by proxy, and entitled to vote at the Annual Meeting. Broker non-votes will count towards the quorum but will have no effect on the outcome of the vote. Stockholders do not have the right to cumulate their votes for directors.

Proposal II.  The affirmative vote of a majority of the Company’s outstanding shares of Common Stock and Series A Preferred Stock, voting together as a single class, as of the Record Date is required to approve this proposal. Abstentions and broker non-votes will have the same effect as an “Against” vote.

Proposal III.  The affirmative vote of a majority of the Company’s outstanding shares of Common Stock and Series A Preferred Stock, voting together as a single class, as of the Record Date is required to approve this proposal. Abstentions and broker non-votes will have the same effect as an “Against” vote.

Proposal IV.  The affirmative vote of a majority of the shares of Common Stock and Series A Preferred Stock, voting together as a single class, present, either in person or represented by proxy, and voted at the Annual Meeting is required to approve this proposal. Abstentions and broker non-votes will have no effect on the outcome of the vote.

Proposal V.  The affirmative vote of a majority of the shares of Common Stock and Series A Preferred Stock, voting together as a single class present, either in person or represented by proxy, and voted at the Annual Meeting is required to approve this proposal. Abstentions and broker non-votes will have no effect on the outcome of the vote.

Proposal VI.  The number of years receiving the greatest number of votes (i.e. one, two or three years) will be considered the frequency recommended by stockholders. Abstentions and broker non-votes will have no effect on the outcome of the vote.

Proposal VII.  The affirmative vote of a majority of the shares of Common Stock and Series A Preferred Stock, voting together as a single class, present, either in person or represented by proxy, and voted at the Annual Meeting is required to approve this proposal. Abstentions and broker non-votes will have no effect on the outcome of the vote.

Revocation of Proxy

Your execution of the enclosed proxy will not affect your right as a stockholder to attend the Annual Meeting and to vote in person. Any stockholder giving a proxy has the right to revoke it at any time by either (i) a later-dated proxy, (ii) a written revocation sent to and received by the Secretary of the Company prior to the Annual Meeting, or (iii) attendance at the Meeting and voting in person. If your shares are held in street name, you must follow the instructions provided by your broker or bank.

Cost of Proxy Solicitation

We will pay for the entire cost of soliciting proxies by our Board of Directors. In addition to the solicitation of proxies by mail, solicitation may be made personally or by telephone or electronic communication by our directors and officers, none of whom will receive additional compensation for these services. We will reimburse brokers and other nominees for their reasonable out-of-pocket expenses incurred in connection with distributing forms of proxies and proxy materials to the beneficial owners of our Common Stock.

Stockholder Proposals for next Annual Meeting

Under Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), stockholders of the Company may present proper proposals for inclusion in the Company's Proxy Statement and for consideration at the next annual meeting of stockholders by submitting their proposals to the Company in a timely manner. In order to be considered for inclusion in the Proxy Statement distributed to stockholders prior to the annual meeting of stockholders in the year 2014, a stockholder proposal must be received by the Company no later than March [__], 2014 and must otherwise comply with the requirements of Rule 14a-8.

Stockholder proposals should be delivered in writing to Pacific Gold Corp., 848 N. Rainbow Blvd., #2987, Las Vegas, Nevada 89107 Attention: Secretary.

PROPOSAL I

ELECTION OF DIRECTORS

There are two nominees for election to the Company's Board of Directors. The names of the persons who are nominees for director and their positions and offices with the Company are set forth in the table below. Each director to be elected will hold office until the 2014 annual meeting of stockholders and until his successor is elected and duly qualified, or until such director's earlier death, resignation or removal.

Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the Annual Meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the two nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, your shares will be voted for the election of a substitute nominee as the Board of Directors may propose. Each of the nominees listed below has been nominated for and has agreed to stand for election and the Board has no reason to believe that any nominee will be unable to serve.

The following table provides information regarding each nominee to our Board of Directors:

Name	Age	Position
Robert Landau	41	Chief Executive Officer, Chief Financial Officer, President and Chairman
Mitchell Geisler	42	Chief Operating Officer, Treasurer, Secretary and Director

Robert Landau

Mr. Robert Landau has been the Chief Executive Officer, President and Chairman of the Company since April 2005. Since April 2013, Mr. Landau has been the President, Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary and a Director of Pacific Metals Corp. Mr. Landau's experience includes the founding and financing of development stage businesses. Previously, Mr. Landau was an Actuarial Consultant with a large multi-national consulting firm. Mr. Landau has a Bachelor of Commerce - Actuarial Science and Finance degree from the University of Toronto in Toronto, Ontario, Canada. We believe Mr. Landau’s qualifications to serve on our Board of Directors include his intimate knowledge of our operations as a result of his day to day leadership as our Chief Executive Officer.

Mitchell Geisler

Mr. Mitchell Geisler was President and Chairman of the Board from January 2001 to April 2005 when he became the Chief Operating Officer upon the appointment of Mr. Landau as Chief Executive Officer, President and Chairman. Mr. Geisler has been the Treasurer and Secretary of the Company since October 2002. From April 2006 until April 2013, Mr. Geisler served as the President, Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary of Pacific Metals Corp. Mr. Geisler has been a Director of Pacific Metals Corp. since April 2006. Mr. Geisler has more than 15 years of experience in the hospitality and services industry. From 1998 to 2001, Mr. Geisler was president and operator of the Toronto-based 52 Restaurants Inc. Mr. Geisler is a graduate of Toronto’s York University in Toronto, and also studied at the University of Tel Aviv. Since January 2010, Mr. Geisler has been a Director and Chief Executive Officer of Diagnostic Imaging International Corp. (OTC “DIIG”). We believe Mr. Geisler’s qualifications to serve on our Board of Directors include his business experience as a chief executive officer of a public company.

THE BOARD OF

DIRECTORS RECOMMENDS

A VOTE "FOR" ALL OF THE NOMINEES IN

PROPOSAL I

CORPORATE GOVERNANCE

Board Leadership Structure

The Board considers and establishes the appropriate leadership structure for the Company. The Board has concluded that the Company and its stockholders are best served by not having a formal policy on whether the same individual should serve as both Chief Executive Officer and Chairman of the Board. The Board believes that it is important to retain the flexibility to make this determination based on the circumstances at the time of the determination, recognizing that no single leadership structure will best serve the Company in all cases. This allows the Board to use its broad experience and knowledge to elect the most qualified director as Chairman of the Board, while maintaining its ability to either separate or combine the roles of Chairman and Chief Executive Officer.

Robert Landau serves as our Chief Executive Officer and Chairman of the Board. The Board believes that Mr. Landau’s diverse work experience, his education, and his demonstrated leadership ability make him the best choice currently to serve as our Chairman of the Board. The Board believes that the Company’s current model of the combined Chairman/CEO role is the appropriate structure for the Company at this time.

Independence of the Board of Directors

We undertook a review of the independence of our directors and, using the definitions and independence standards for directors provided in the rules of The Nasdaq Stock Market, although not required as the standard for the Company as its stock is traded in the over-the-counter market, considered whether any director has a material relationship with us that could interfere with his ability to exercise independent judgment in carrying out their responsibilities. As a result of this review, we determined that neither Mr. Landau nor Mr. Geisler are “independent” within the meaning of the applicable Nasdaq rules.

Committees of the Board of Directors

Audit Committee

We are not required to have and we do not have a separately-designated standing Audit Committee. The Company’s Board of Directors performs some of the same functions of an Audit Committee, such as recommending a firm of independent certified public accountants to audit the financial statements; reviewing the auditors’ independence, the financial statements and their audit report; and reviewing management’s administration of the system of internal accounting controls. The Company does not currently have a written audit committee charter or similar document.

Nominating Committee

We do not have a Nominating Committee. Due to the small size of the Board and the fact that each director is also an officer of the Company, the Board of Directors has determined that is it not necessary for the Company to have a separate Nominating Committee. Robert Landau and Mitchell Geisler each participate in the consideration of director nominees.

While the Board of Directors has not adopted specific minimum criteria for director nominees, the directors look for certain characteristics common to all board members, including integrity, strong professional reputation and record of achievement, constructive and collegial personal attributes, and the ability and commitment to devote sufficient time and energy to Board service.

The Board will consider all bona fide candidates for election to the Board of Directors and will consider any stockholder nominations pursuant to the same criteria, provided those nominated are submitted in accordance with applicable law and within the time periods set forth herein for receipt of stockholder proposals for the 2014 annual meeting of stockholders.

Compensation Committee

We do not have a Compensation Committee. Due to the fact that the Company’s only two executive officers are also the only directors, the Board of Directors has determined that is it not necessary for the Company to have a separate Compensation Committee. Robert Landau and Mitchell Geisler each participate in the consideration of executive officer and director compensation.

Meetings of the Board of Directors

The Board of Directors meet 21 times during 2012. All directors attended at least 75% of the meetings of the Board of Directors held during the period for which they were a director.

We expect all of our directors to attend the 2013 Annual Meeting of Stockholders. We do not maintain a formal policy regarding director attendance at our annual meeting of stockholders.

The Board's Role in Risk Oversight

The Board of Directors has an active role in overseeing management of the Company's risks. The Board regularly reviews information regarding the Company's credit, liquidity, financial condition and operations, as well as the risks associated with each.

Stockholder Communications with the Board of Directors

Stockholders may contact members of the Board of Directors by writing to them care of Pacific Gold Corp., 848 N. Rainbow Blvd., #2987, Las Vegas, Nevada 89107 Attention: Secretary. The Secretary will forward correspondence to the directors from time to time.

Code of Ethics

We have not adopted a formal code of ethics statement. The Board of Directors evaluated the business of the Company and the number of employees and determined that since the business is operated by a small number of persons who are also the officers and directors and many of the persons employed by the Company are independent contractors, general rules of fiduciary duty and federal and state criminal, business conduct and securities laws are adequate ethical guidelines.

Report of the Audit Committee*

The Board of Directors oversees the Company's financial reporting process in lieu of a separately standing audit committee. The Board of Directors reviewed and discussed the audited financial statements included in the Company's Annual Report on Form 10-K for the year ended December 31, 2012 with management.

The Board of Directors has discussed with the Company's independent auditors the matters required to be discussed by the statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Board of Directors has received the written disclosures and the letter from the independent accountant required by the Public Company Accounting Oversight Board regarding the independent accountant's communications with the Board of Directors concerning independence, and has discussed with the independent accountant the independent accountant’s independence.

The Board of Directors discussed with the Company's independent accounting firm the overall scope and plans for its audits and meets with the Company's independent accounting firm to discuss the results of its examinations and the overall quality of the Company's financial reporting. In reliance on the reviews and discussions referred to above, the Board of Directors approved that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2012 for filing with the Securities and Exchange Commission.

Board of Directors:

Robert Landau

Mitchell Geisler

* The material in this report is not "soliciting material," is not deemed "filed" with the SEC and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

PROPOSAL II

APPROVAL OF AN AMENDMENT TO THE ARTICLES OF INCORPORATION

TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF

COMMON STOCK FROM 3,000,000,000 TO 10,000,000,000

General

The Board of Directors is proposing for stockholder approval an amendment to the Company’s Articles of Incorporation (the “Charter”) to increase the number of authorized shares of Common Stock, par value $0.0000000001 per share, from 3,000,000,000 shares to 10,000,000,000 shares. The Charter also authorizes the issuance of up to 5,000,000 shares of preferred stock, par value $0.001 per share, of which 300,000 shares of Series A Convertible Preferred Stock (“Series A Preferred Stock”) are currently issued and outstanding. The proposed amendment will not increase or otherwise affect the Company’s number of authorized shares of preferred stock or the outstanding Series A Preferred Stock . The Board believes that it is in the best interests of the Company and its stockholders to increase the number of authorized shares of Common Stock in order to give the Company greater flexibility in considering and planning for future potential business needs , including the issuance of convertible securities such as its currently outstanding debt obligations and the Series A Preferred Stock.

The Board is also seeking approval for a reverse split of the outstanding shares of Common Stock, which is described under Proposal III.  If the Reverse Stock Split is not approved and implemented, the Company will not be able to meet its obligations to issue shares of Common Stock under all of its outstanding convertible notes, Series A Preferred Stock and equity award plans, even with the increase in the authorized number of shares of Common Stock.  The Reverse Stock Split, if implemented, will not change the number of authorized shares of Common Stock under the Charter or the number of shares authorized to be issued under the equity award plans .

Purpose of Amendment

The Charter currently authorizes the issuance of up to 3,000,000,000 shares of Common Stock, par value $0.001 per share. As of the close of business on June 14, 2013, there were 2,620,957,522 shares of Common Stock issued and outstanding.  In addition, as of the close of business on July 12, 2013, there were (i) 4,274,722,384 shares of Common Stock issuable upon exercise of outstanding convertible promissory notes ,  and (ii) 3,000,000,000 shares of Common Stock issuable upon conversion of the Company’s 300,000 shares of issued and outstanding Series A Convertible Preferred Stock. If the 2013 Equity Performance Plan being proposed for shareholder approval under Proposal IV in this Proxy Statement is approved, the Company will reserve 50,000,000 shares of Common Stock for issuance under the 2013 Equity Performance Plan, which will replace the two current equity award plans under which there are approximately 5,600,000 shares available for issuance . The Company currently has no outstanding options or warrants under agreements or equity award plans .

Therefore, the additional shares of authorized shares of Common Stock will be used to:

●

issue up to 4,274,722,384 shares of Common Stock upon exercise of the above described outstanding convertible promissory notes;

●

issue up to 3,000,000,000 shares of Common Stock upon exercise of the above described 300,000 shares of Series A Convertible Preferred Stock;

●

if approved by the stockholders at the Annual Meeting, to issue up to 50,000,000 shares of Common Stock under the 2013 Plan; and

●

allow the Company to issue additional shares of Common Stock for any proper corporate purposes, including but not limited to, public or private financings, stock splits, stock dividends, potential strategic transactions, including mergers, acquisitions, strategic partnerships, joint ventures and other business combinations, as well as for other general corporate transactions.

The Company requires authorization from the stockholders for the additional shares of Common Stock to meet its conversion obligations of the outstanding convertible notes.  The Company believes that it will have the cash funds, from previously contracted property sales and future mineral sales to repay the principle and interest on the notes, however there is a strong likelihood that the note holders will choose to convert their notes into shares of Common Stock prior to the Company’s ability to repay the notes.  Therefore, the Company anticipates that the notes will be converted.

Other than as described above, the Company has no current plan, commitment, arrangement, understanding or agreement regarding the issuance of the additional shares of Common Stock resulting from the proposed increase in the number of authorized shares of Common Stock. The additional shares of Common Stock will be available for issuance from time to time as determined by the Board of Directors for any proper corporate purposes.

Convertible Promissory Notes

The Company currently has 11 convertible promissory notes outstanding, issued to the following persons: Jabi. Inc. (an entity controlled by Robert Landau, the Company’s Chief Executive Officer), Richard Jagodnik, Al Landau (father of Robert Landau), Asher Enterprises, Inc. (“Asher”) and Magna Group, LLC (“Magna”). The Company is not under any obligation to issue any additional promissory notes to these note holders in the future.

The following is a table of the debt obligations described above, as of June 21, 2013, giving the indicated basic information about the notes and conversions that may happen in the future:

Lender	Transaction Date	Principal Balance ($)	Interest($)	Interest Rate	Conversion Price	No. of Shares Potentially Issuable
Jabi Inc.	May 01, 2012	1,194,106.00	114,281.71	10%	0.020	65,419,386
Richard Jagodnik	April 25, 2012	115,000.00	23,479.17	10%	0.020	6,923,959
Richard Jagodnik	March 25, 2013	108,500.00	3,164.60	10%	0.002	55,832,300
Al Landau	May 11, 2012	320,000.00	54,104.18	10%	0.020	18,705,209
Al Landau	Dec. 05, 2012	401,175.40	25,073.56	10%	0.020	21,312,448
Al Landau	April 22, 2013	173,000.00	3,604.18	10%	0.001	176,604,180
Asher Enterprises, Inc.	Nov. 2, 2012	37,500.00	2,125.00	8%	58% of 3 lowest bid prices in 10 days	683,189,655*
Asher Enterprises, Inc.	Dec. 05, 2012	32,500.00	1,625.03	8%	58% of 3 lowest bid prices in 10 days	588,362,586*
Asher Enterprises, Inc.	Feb. 05, 2013	4,000.00	513.00	10%	53% of 3 lowest bid prices in 20 days	85,150,943*
Asher Enterprises, Inc.	March 19, 2013	50,000.00	1,458.35	10%	53% of 3 lowest bid prices in 20 days	970,912,264*
Magna Group, LLC	April 12, 2013	83,245.00	4,882.02	12%	55% of 5 day closing VWAP	1,602,309,455*

*Calculated as of July 12 , 2013 and subject to applicable blocker provisions.

Interest of Certain Persons in Matters to be Acted Upon

Of the 4,274,722,384 shares of Common Stock issuable upon exercise of outstanding convertible promissory notes, 65,419,386 shares of Common Stock are issuable to Jabi Inc., an entity controlled by Robert Landau, the Company’s Chief Executive Officer. The principal balance of $ 1,194,106 and interest of $ 114,281.71 was due on these promissory notes as of July 12 , 2013. In addition, Jabi Inc. is also the holder of the Company’s 300,000 shares of Series A Preferred Stock, which are initially convertible into 3,000,000,000 shares of the Company’s Common Stock.

On June 4, 2013, the Company agreed with Jabi Inc. to convert $300,000 of its outstanding debt and interest into shares of Series A Preferred Stock.  The conversion to preferred stock was made due to the fact that the Company has an insufficient number of shares of Common Stock authorized to satisfy its potential obligations to issue shares of Common Stock under its outstanding note obligations.

Terms of Series A Preferred Stock

The Series A Preferred Stock ranks senior in preference and priority to the Common Stock with respect to dividend and liquidation rights and, except as provided in the Certificate of Designation for the Series A Preferred Stock or otherwise required by law, will vote with the Common Stock on an as converted basis on all matters presented for a vote of the holders of Common Stock, including directors.  Furthermore, until the Company consummates equity financing from institutional or strategic investors of at least a $10,000,000, the approval of the holders of at least two-thirds of the outstanding shares of Series A Preferred Stock, voting together as a separate class, will be required for certain corporate actions, all as more fully described in the Certificate of Designation.  The Series A Preferred Stock is convertible (at a 1:10,000 ratio) into 3,000,000,000 shares of common stock, subject to adjustment for stock splits and similar events.

For a period of 6 years after issuance, shares of Series A Preferred Stock may be redeemed by the Company at a price equal to the greater of (A) 1.50 times $1.00 (the original issue price) per share, plus 10% percent per annum of the original issue price for each full year that the Series A Preferred Stock is outstanding up to and as of the date of redemption, and (B) the Fair Market Value (as determined in the manner set forth in the Certificate of Designation) of a single share of Series A Preferred Stock as of the date of the Company’s giving of the redemption notice.

Note Investors

The Company entered into a debt obligation with Asher Enterprises, Inc. (“Asher”) on September 10, 2012, in principal amount of $78,500, bearing interest at the rate of 8%, and originally due on June 12, 2013 and subsequently extended to July 12, 2013, when it was paid in full ..  The note had conversion rights into Common Stock, at the holder’s option, commencing 180 days after the issuance date. The conversion rate was variable, depending on the market price of a share of Common Stock, less a 42% discount, subject to certain restrictions.  The note could not be prepaid without penalty.  The Company entered into additional notes with Asher, of like tenor for similar principal amounts and terms on November 2 , 2012, December 11 , 2012, February 5, 2013 and March 19, 2013.  As of July 12 , 2013, there was $ 124,000 in principle and accrued interest of approximately $ 5,721 outstanding, due on these four notes.  As of July 12 , 2013, 621,377,226 shares of Common Stock have been issued on conversion of outstanding principle and interest of these notes, and the Company estimates at the current price of the Common Stock that the outstanding principle and interest could be converted into 2,327,615,448 shares of Common Stock. However, pursuant to the terms of its notes, Asher is restricted from converting its promissory notes to the extent such conversion would result in it holding more than 4.99% of the Company’s outstanding Common Stock.

Other than the issuance of notes described above to Asher, the Company has no other business relations with Asher.

The Company entered into a debt obligation with Magna Group, LLC (“Magna”) on April 12, 2013, in principal amount of $175,000, bearing interest at the rate of 12%, which is due on January 12, 2014. The note has a conversion rate of a 45% discount to the daily VWAP price of the common stock based on a five day period prior to the date of conversion, which rate will be subject to certain adjustments, (ii) has an annual interest rate of 12%, due at maturity, (iii) has a maturity date of January 12, 2014, (iv) permits prepayment only with a premium of 50% of the amount being repaid, (v) has ratchet protection of the conversion anti-dilution provisions for all future issuances or potential issuances of securities by the Company at less than the then conversion rate, and (vi) has additional default provisions, including a default penalty of 50% of outstanding principal and interest at the time of default. The Company has also agreed that the note will not be subordinate to new debt, other than purchase money and similar debt, which may have the effect of limiting the Company’s access to additional debt capital while the note is outstanding. As of July 12, 2013, the Company owes $83,245 in principle and approximately $4,882 in accrued interest on this note. As of July 12, 2013 , 999,727,273 shares of Common Stock have been issued on conversion of outstanding principle and interest, and the Company estimates at the current price of the Common Stock that the outstanding principle and interest could be converted into 1,602,309,455 shares of Common Stock.  However, pursuant to the terms of its notes, Magna is restricted from converting its promissory notes to the extent such conversion would result in it holding more than 9.99% of the Company’s outstanding common stock.

Other than the issuance of notes described above to Magna, the Company has no other business relations with Magna.

The following is a table indicating the potential percentage of the Company that each note holder could hold upon conversion, as compared to the number of total shares held by non-affiliates, based on the estimated conversion price where a function of the market price. The percentages do not take into account the potential issuance of shares issuable to any other note holder.

Note Holder	Shares Issuable[1]	Percentage[2]
Jabi, Inc.	3,065,419,386	54.4%[3]
Richard Jagodnik	62,756,259	2.4%
Al Landau	216,621,837	7.8%
Asher Enterprises, Inc.	2,327,615,448	47.5%[4]
Magna Group, LLC	1,602,309,455	38.4%[4]

________

1.

Estimate based on the terms of the notes as of July 12 , 2013.

2.

Based upon 2,572,014,810 shares held by non-affiliates as of July 12 , 2013.

3.

Includes 65,419,386 shares that may be issued on conversion of outstanding notes and 3,000,000,000 shares that may be issued on conversion of the Series A Preferred Stock.

4.

Without regard to applicable blocking provisions in the notes that limit the number of shares convertible to maximum percentages held by the note holder at any one time.

Possible Effects of the Amendment and Anti-takeover Considerations

If the amendment to the Charter is approved, the additional authorized shares would be available for issuance at the discretion of the Board and without further stockholder approval. It is not the present intention of the Board of Directors to seek stockholder approval prior to any issuance of shares of Common Stock that would become authorized by the amendment unless otherwise required by law or regulation. Frequently, opportunities arise that require prompt action, and it is the belief of the Board of Directors that the delay necessitated for stockholder approval of a specific issuance could be to the detriment of the Company and its stockholders. The additional shares of authorized Common Stock would have the same rights and privileges as the shares of Common Stock currently issued and outstanding. The adoption of the amendment would not have any immediate dilutive effect on the proportionate voting power or other rights of existing stockholders. Shares of Common Stock issued in the future, other than for a stock split, may decrease existing stockholders’ percentage equity ownership and, depending on the price at which they are issued, could have a financially dilutive effect on previously issued shares of Common Stock and have a negative effect on the market price of the Common Stock. The Company cannot provide assurances that any such transactions will be consummated on favorable terms or at all, that they will enhance stockholder value or that they will not adversely affect the Company’s business or the trading price of our stock. Current stockholders have no preemptive or similar rights.

The Company has not proposed the increase in the number of authorized shares of Common Stock with the intention of using the additional authorized shares for anti-takeover purposes, but the Company would be able to use the additional shares to oppose a hostile takeover attempt or delay or prevent changes in control or management of the Company. For example, without further stockholder approval, the Board could sell shares of Common Stock or preferred stock, including preferred stock convertible into shares of Common Stock, in a private transaction to purchasers who would oppose a takeover or favor the current Board. Although this proposal to increase the authorized number of shares of Common Stock has been prompted by other business and financial considerations, and not by the threat of any known or threatened hostile takeover attempt, stockholders should be aware that approval of this proposal could facilitate future efforts by the Company to oppose changes in control of the Company and perpetuate the Company’s management, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices.

Effective Date

If the Company’s stockholders approve the increase in the number of authorized shares of Common Stock to 10,000,000,000 shares, we will file a Certificate of Amendment with the Nevada Secretary of State as soon as practicable in order for the amendment to become effective. Our Board of Directors reserves the right, notwithstanding stockholder approval of the amendment and without further action by our stockholders, not to proceed with the amendment at any time before the filing of the Certificate of Amendment. A copy of the Certificate of Amendment is attached to this Proxy Statement as Annex A; provided, however, that such text is subject to change or modification to include any technical changes as may be required by the office of the Secretary of State of the State of Nevada.

No Appraisal Rights

Under Nevada law, stockholders are not entitled to dissenters’ rights with respect to the proposed amendment to our Articles of Incorporation to effect this proposal, and we will not independently provide our stockholders with any such right.

Vote Required. The affirmative vote of a majority of the Company’s outstanding shares of Common Stock and Series A Preferred Stock, voting together as a single class, as of the Record Date is required to approve this proposal. Unless otherwise indicated, properly executed proxies will be voted in favor of this Proposal II.

THE BOARD OF

DIRECTORS RECOMMENDS

A VOTE "FOR" PROPOSAL II

PROPOSAL III

APPROVAL OF AN AMENDMENT TO THE ARTICLES OF INCORPORATION

TO EFFECT REVERSE STOCK SPLIT OF COMMON STOCK AT A

SPECIFIC RATIO WITHIN A RANGE FROM 1-FOR-50 TO 1-FOR-200

The Board of Directors has considered, deemed advisable, adopted a resolution approving and recommends to the stockholders for their approval of a proposed amendment to our Articles of Incorporation to authorize the Board to effect a reverse stock split of the Company’s outstanding shares of Common Stock. Under this proposed amendment, a certain number of outstanding shares of Common Stock, as determined by the applicable ratio, would be combined into one share of Common Stock (the “Reverse Stock Split”). The proposed amendment to permit a Reverse Stock Split would not affect the number of shares of both the Company’s authorized Common Stock (whether increased or not as a result of approval or not of Proposal I) or Preferred Stock or the number of shares allocated to the 2013 Performance Equity Plan under Proposal IV, if approved.

If approved by the stockholders, the Board would have discretion to implement the Reverse Stock Split within a range from 1-for-50 to 1-for-200. The Board believes that stockholder approval of a range of ratios (as opposed to approval of a specified ratio) would provide the Board with maximum flexibility to achieve the purposes of the Reverse Stock Split and, therefore, is in the best interests of the Company and its stockholders. The actual timing for implementation of the Reverse Stock Split would be determined by the Board based upon its evaluation as to when such action would be most advantageous to the Company and its stockholders. However, our current intention is to effect the Reverse Stock Split within 270 days after the Annual Meeting.  Furthermore, notwithstanding stockholder approval, the Board also would have the discretion not to implement a Reverse Stock Split. If the Board were to elect to implement a Reverse Stock Split, the Board will set the exchange ratio within the range of ratios approved by the stockholders.

The text of the form of amendment to our Articles of Incorporation that would be filed with the Secretary of State of the State of Nevada to effect the Reverse Stock Split is set forth in Annex B to this Proxy Statement; provided, however, that such text is subject to change or modification to include any technical changes as may be required by the office of the Secretary of State of the State of Nevada. If the Reverse Stock Split is approved by the stockholders and following such approval the Board determines that a Reverse Stock Split is in the best interest of the Company and its stockholders, our Articles of Incorporation would be amended accordingly.

Purpose of the Reverse Stock Split

We believe that the Reverse Stock Split will lead to an increase in the per-share price of our Common Stock which could encourage increased investor interest in our Common Stock and possibly promote greater liquidity for our stockholders. We believe that the current low per-share price of our Common Stock has had a negative effect on the marketability of our Common Stock. We believe there are several reasons for this effect. First, many institutional investors view stocks trading at low prices as unduly speculative in nature and, as a result, avoid investing in such stocks. Second, because the brokers’ commissions on lower-priced stocks generally represent a higher percentage of the stock price than commissions on higher priced stocks, the current per-share price of our Common Stock can result in individual stockholders paying transaction costs (commissions, markups or markdowns) that constitute a higher percentage of their total share value than would be the case if the share price of our Common Stock were substantially higher. This factor may also limit the willingness of institutional investors to purchase our Common Stock. Third, a variety of policies and practices of brokerage firms discourage individual brokers within those firms from dealing in low-priced stocks. These policies and practices pertain to the payment of brokers’ commissions and to time-consuming procedures that make the handling of low-priced stocks unattractive to brokers from an economic standpoint. Fourth, many brokerage firms are reluctant to recommend low-priced stocks to their customers. Finally, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of low-priced stocks.

Possibility that the Reverse Stock Split Will Fail to Achieve the Desired Effects.

Stockholders should note that the effect of the Reverse Stock Split upon the market price for our Common Stock cannot be accurately predicted. In particular, we cannot assure you that the trading price per share of our Common Stock after the Reverse Stock Split would rise in proportion to the reduction in the number of pre-split shares of our Common Stock outstanding before the Reverse Stock Split. Furthermore, we cannot assure you that the market price of our Common Stock immediately after the proposed Reverse Stock Split will be maintained for any period of time. Even if an increased per-share price can be maintained, the Reverse Stock Split may not achieve the desired results that have been outlined above. Moreover, because some investors may view the Reverse Stock Split negatively, we cannot assure you that the Reverse Stock Split will not adversely impact the market price of our Common Stock or, alternatively, that the market price following the Reverse Stock Split will either exceed or remain in excess of the current market price.

Principal Effects of the Reverse Stock Split and Anti-takeover Considerations.

After the effective date of the Reverse Stock Split, each stockholder will own fewer shares of our Common Stock. However, the Reverse Stock Split will affect all of our stockholders uniformly and will not affect any stockholder's percentage ownership interests in the Company, except to the extent that the Reverse Stock Split results in any of our stockholders receiving additional shares as a result owning a fractional share that is rounded up, as described below. The number of stockholders of record will not be affected by the Reverse Stock Split. Proportionate voting rights and other rights and preferences of the holders of our Common Stock will not be affected by the Reverse Stock Split other than as a result of the rounding up of fractional shares.

With respect to any outstanding stock options to purchase shares of our Common Stock and securities convertible into our Common Stock at the time of the Reverse Stock Split , the Reverse Stock Split will effect a reduction in the number of shares subject to such outstanding stock options and convertible securities proportional to the exchange ratio of the reverse stock split and would effect a proportionate increase in the exercise price or conversion rate, as the case may be, of outstanding stock options and securities.

The Reverse Stock Split will not change the number of authorized shares of the Common Stock as designated by our Articles of Incorporation. Because the total number of shares of authorized Common Stock is not being reduced in an amount proportionate to the Reverse Stock Split, the ability of the Board of Directors to issue authorized and unissued shares without further stockholder action will be significantly increased. However, we currently have no plans, arrangements or understandings to issue these additional authorized shares. The issuance in the future of such additional authorized shares may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights, of the currently outstanding shares of our Common Stock.

The action to authorize the Reverse Stock Split has been prompted solely by the business considerations. Nevertheless, the additional shares of Common Stock that would become available for issuance if the Reverse Stock Split is implemented could also be used by the Company to oppose a hostile takeover attempt or delay or prevent changes in control or management of the Company. For example, without further stockholder approval, the Board of Directors could sell shares of Common Stock or preferred stock, including preferred stock convertible into shares of Common Stock, in a private transaction to purchasers who would oppose a takeover or favor the current Board.

Effective Date.

Our Board of Directors, in its discretion, may elect to implement the Reverse Stock Split within the range of the stated ratios for up to 270 days after receipt of stockholder approval ; alternatively , our Board may determines in its discretion not to proceed with the Reverse Stock Split. The Reverse Stock Split would become effective on the date of filing of a Certificate of Amendment to our Articles of Incorporation with the Secretary of State of the State of Nevada and completion of any other related regulatory requirements .. On the effective date, shares of Common Stock issued and outstanding immediately prior thereto will be combined and converted, automatically and without any action on the part of the stockholders, into new shares of Common Stock in accordance with the exchange ratio contained in the Certificate of Amendment.

Round Lots.

If the proposed Reverse Stock Split is implemented, it would increase the number of our stockholders who own “odd lots” of less than 100 shares of Common Stock. Brokerage commission and other costs of transactions in odd lots are generally higher than the costs of transactions of more than 100 shares of Common Stock.

Fractional Shares.

No fractional shares of our Common Stock will be issued as a result of the Reverse Stock Split.  In lieu of issuing fractional shares, we will round fractions up to the nearest whole share.

Implementation and Exchange of Stock Certificates.

As of the effective date of the Reverse Stock Split, if implemented by our Board of Directors, each certificate representing shares of our Common Stock before the Reverse Stock Split would be deemed, for all corporate purposes, to evidence ownership of the reduced number of shares of our Common Stock resulting from the Reverse Stock Split.

Our transfer agent, Olde Monmouth Stock Transfer Co., Inc., will be available to implement the exchange of stock certificates. After the effective date, stockholders will be notified of the effectiveness of the Reverse Stock Split. Stockholders of record will receive a letter requesting them to surrender their old stock certificates for new stock certificates reflecting the adjusted number of shares as a result of the Reverse Stock Split. Persons who hold their shares in brokerage accounts or “street name” will not be required to take any further actions to exchange their shares. No new certificates will be issued to a stockholder until such stockholder has surrendered any outstanding certificates to the transfer agent. Until surrendered, each certificate representing shares before the Reverse Stock Split will continue to be valid and will represent the adjusted number of shares based on the ratio of the Reverse Stock Split. Stockholders should not destroy any stock certificate and should not submit any certificates until they receive a letter from the transfer agent.

No Appraisal Rights.

Under Nevada law, stockholders are not entitled to dissenters’ rights with respect to the proposed amendment to our Articles of Incorporation for the Reverse Stock Split, and we will not independently provide our stockholders with any such right.

Material U.S. Federal Income Tax Considerations.

TO ENSURE COMPLIANCE WITH REQUIREMENTS IMPOSED BY THE U.S. INTERNAL REVENUE SERVICE, WE INFORM YOU THAT ANY FEDERAL TAX ADVICE CONTAINED IN THIS PROXY STATEMENT IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR PURPOSES OF (I) AVOIDING PENALTIES UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR (II) PROMOTING, MARKETING OR RECOMMENDING TO ANOTHER PARTY ANY TRANSACTION OR TAX-RELATED MATTER ADDRESSED HEREIN.  YOU ARE STRONGLY URGED TO CONSULT YOUR TAX ADVISOR TO DETERMINE FOR YOURSELF THE TAX EFFECTS OF THE REVERSE STOCK SPLIT, IF ANY, INCLUDING SUCH TAX EFFECTS UNDER STATE, LOCAL AND FOREIGN TAX LAWS.

The following discussion sets forth the anticipated material U.S. federal income tax consequences, if any, that management believes will apply to us and our stockholders who are U.S. holders at the effective time of the Reverse Stock Split. This discussion does not address the tax consequences of transactions effectuated prior to or after the Reverse Stock Split, including, without limitation, the tax consequences of the exercise of options, warrants or similar rights to purchase stock. Furthermore, no foreign, state or local tax considerations are addressed herein. For this purpose, a U.S. holder is a stockholder that is:  (a) a citizen or resident of the United States, (b) a domestic corporation, (c) an estate whose income is subject to U.S. federal income tax regardless of its source, or (iv) a trust if a U.S. court can exercise primary supervision over the trust's administration and one or more U.S. persons are authorized to control all substantial decisions of the trust.

The following discussion is not binding on the Internal Revenue Service. The following discussion is based upon the Internal Revenue Code, laws, regulations, rulings and decisions in effect as of the date of this Proxy Statement, all of which are subject to change, possibly with retroactive effect. Each Holder of shares of our Common Stock is strongly urged to consult his, her or its tax advisor as to the specific tax consequences to such holder of the Reverse Stock Split, including the applicability and effect of federal, state, local and foreign income and other tax laws in light of such holder’s particular circumstances.

No gain or loss should generally be recognized by a stockholder upon his, her or its exchange of pre-Reverse Stock Split shares for post-Reverse Stock Split shares. The aggregate tax basis of the post-Reverse Stock Split shares received by a stockholder (including any fraction of a new share deemed to have been received) should be the same as such stockholder’s aggregate tax basis in the pre-Reverse Stock Split shares exchanged therefor. A stockholder’s holding period for the post-Reverse Stock Split shares should include the period during which the stockholder held the pre-Reverse Stock Split shares surrendered in the Reverse Stock Split.

The Company should not recognize any gain or loss as a result of the Reverse Stock Split.

Vote Required. The affirmative vote of a majority of the Company’s outstanding shares of Common Stock and Series A Preferred Stock, voting together as a single class, as of the Record Date is required to approve this proposal. Unless otherwise indicated, properly executed proxies will be voted in favor of this Proposal III.

THE BOARD OF

DIRECTORS RECOMMENDS

A VOTE "FOR" PROPOSAL III

PROPOSAL IV

APPROVAL OF

THE COMPANY’S 2013 EQUITY PERFORMANCE PLAN

General

On May 7, 2013, the Board of Directors approved, subject to stockholder approval, the Company’s 2013 Equity Performance Plan (the “2013 Plan”). Under the 2013 Plan, we may issue various types of stock-based awards, including incentive stock options, non-qualified stock options and restricted and unrestricted awards of our Common Stock. The 2013 Plan provides for the issuance of up 50,000,000 shares of our Common Stock. Our Board of Directors believes that our growth depends significantly upon the efforts of our officers and key consultants and that such individuals are best motivated to put forth maximum effort on our behalf if they own an equity interest in the Company.

The Company currently has two equity incentive plans, the 2006 Equity Performance Plan (the “2006 Plan”) and the 2007 Equity Performance Plan (the “2007 Plan”). There are no awards currently outstanding under either plan. As of April 30, 2013, there were approximately 1.4 million shares of Common Stock available for issuance under the 2006 Plan and approximately 4.2 million shares of Common Stock available for issuance under the 2007 Plan. After considering the number of shares of Common Stock available for future grant under the 2006 Plan and 2007 Plan, the Board of Directors adopted a new equity incentive plan in the form of the 2013 Plan. If the 2013 Plan is approved by stockholders at the Annual Meeting, both the 2006 Plan and the 2007 Plan will be terminated and no additional grants will be made under those plans.

Description of the 2013 Plan

The following summary of the 2013 Plan is qualified in its entirety by reference to the full text of the 2013 Plan, which is attached hereto as Annex C.

Administration.  The plan is administered either by the Board of Directors or by a committee of the Board of Directors.  Under the plan, the Board of Directors or committee has full authority, subject to the provisions of the plan, to award any of the following, either alone or in tandem with each other: stock options; stock appreciation rights; restricted stock; deferred stock; stock reload options; and other stock-based awards.

The Board of Directors or committee determines, among other things, the persons to whom from time to time awards may be granted, the specific type of award to be granted, the number of shares subject to each award, share prices, any restrictions or limitations on the awards, and any vesting, exchange, deferral, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions related to the awards.  The interpretation and construction by the Board of Directors or committee of any provisions of, or of any questions arising under, the plan or any rule or regulation established by the Board of Directors or committee pursuant to the plan is final and binding on all persons interested in the plan.

Stock subject to the Plan.  The plan authorizes a total of 50,000,000 shares of Common Stock to be granted as awards under the plan.  In order to prevent the dilution or enlargement of the rights of holders under the plan, the Board of Directors or committee may determine whether or not to adjust the terms of the awards or the number of shares reserved for issuance under the plan in the event of any stock split, reverse stock split, stock dividend payable on our shares of common stock, combination or exchange of shares, or other extraordinary event occurring after the grant of an award; however, in the event stockholders approve the proposed reverse stock split (see Proposal III), the Board of Directors has determined that the number of authorized shares under the plan will remain at 50,000,000 and will not be affected by such reverse stock split. Shares of our Common Stock that are awarded under the plan may be either treasury shares or authorized but unissued shares.  If any award granted under the plan is forfeited or terminated, the shares of common stock reserved for issuance pursuant to the award will be made available for future award grants under the plan.

Eligibility.  Subject to the provisions of the plan, awards may be granted to key employees, officers, directors and consultants to us or our subsidiaries.  Notwithstanding the foregoing, an award may be granted to an individual in connection with his or her hiring or retention, or at any time on or after the date he or she reaches an agreement with us, either oral or in writing, with respect to his or her hiring, even though it may be prior to the date he or she first performs services for us or our subsidiaries.  However, no portion of any award of this nature can vest prior to the date that the individual first performs the services he or she was hired or retained to perform.

Types of awards:

Options.  Under the plan, our Board of Directors or committee may award to participants either “incentive stock options” or nonqualified stock options.

Incentive stock options may only be awarded to employees of us or our subsidiaries.  To the extent that any stock option intended to qualify as an incentive stock option does not so qualify it will constitute a non-incentive stock option.  An incentive stock option may be granted only within the ten-year period commencing from the effective date of the plan and may only be exercised within ten years from the date of grant, or five years from the date of grant in the case of a participant who at the time the stock option is granted owns more than 10% of the total combined voting power of all of our classes of voting securities.  The exercise price of an incentive stock option granted to a 10% stockholder may not be less than 110% of the fair market value of the shares on the date the stock option is granted.  The number of shares covered by incentive stock options which may be exercised by participants in any year cannot have an aggregate fair market value in excess of $100,000, measured at the date of grant.

A participant has no rights as a stockholder with respect to the shares of our Common Stock underlying a stock option granted under the plan until shares are actually issued upon exercise of the stock option.

The Board of Directors or committee may establish provisions for the termination of a stock option grant upon the cessation of employment, including retirement, disability and death and provisions for continued exercise of vested options.

Stock appreciation rights.  Under the plan, the Board of Directors or committee may grant stock appreciation rights to participants who have received stock options. A stock appreciation right entitles the holder to surrender to us all or a portion of a stock option in exchange for a number of shares of our Common Stock determined by multiplying the excess of the fair market value per share of our Common Stock on the exercise date over the exercise price per share by the number of shares subject to the stock option and then dividing it by the fair market value of the Common Stock on the date the stock appreciation right is exercised.  A stock appreciation right will terminate upon termination or exercise of the related stock option.

Restricted stock.  The Board of Directors or committee may award shares of our Common Stock which are subject to restrictions as the Board of Directors or committee may determine in addition to, or in lieu of, other awards granted to participants under the plan.  A participant will have the right to vote the restricted stock granted to him and to receive dividend payments distributed on the shares in the form of cash or cash equivalents.  However, during the time that restricted stock is subject to forfeiture and until the restricted stock is fully vested, we will retain custody of the stock certificate representing the restricted shares and will retain custody of all distributions, other than payment of dividends in cash or in cash equivalents, made or declared with respect to the restricted stock.

Deferred stock.  The Board of Directors or committee may award shares of our Common Stock to be received at the end of a specified deferral period and upon satisfaction of any other applicable restrictions, terms and conditions provided for in the grant of the award.  A participant will not have any rights as a stockholder by virtue of the award of deferred stock until the expiration of the applicable deferral period and the issuance by of a stock certificate evidencing the award of the deferred stock.

Stock reload options. The Board of Directors or committee may grant to a participant, concurrently with the grant of an incentive stock option, and at or after the time of grant in the case of a non-incentive stock option, an option covering a number of shares up to the amount of shares of Common Stock held by the participant for at least six months and used to pay all or part of the exercise price of an option, and any shares withheld by us as payment for withholding taxes.

Other stock-based awards.  The Board of Directors or committee may award other stock-based awards, subject to limitations under applicable law, in addition to, or in lieu of, other awards granted to participants under the plan.  These other stock-based awards may be payable in, valued in, or otherwise based on, or related to, our shares of Common Stock.  These other stock-based awards may be in the form of the right to purchase shares of our Common Stock which are not subject to any restrictions or conditions, convertible or exchangeable debentures or other rights convertible into shares of our Common Stock, as well as awards valued by reference to the value of securities of, or the performance of, one of our subsidiaries.

Accelerated Vesting and Exercisability.  Unless otherwise provided in the grant of an award, if any “person,” as is defined in Sections 13(d) and 14(d) of the Securities and Exchange Act of 1934, as amended (“Exchange Act”), is or becomes the “beneficial owner,” as referred in Rule 13d-3 under the Exchange Act, directly or indirectly, of our securities representing 50% or more of the combined voting power of our then outstanding voting securities in one or more transactions, and our Board of Directors does not authorize or approve the acquisition, then the vesting periods with respect to options and awards granted and outstanding under the plan will be accelerated and will immediately vest, and each participant of an option and award will have the immediate right to purchase and receive all shares of our Common Stock subject to the option and award in accordance with the terms set forth in the plan and in the corresponding award agreements.

Unless otherwise provided in the grant of an award, the Board of Directors or committee may, in the event of an acquisition of substantially all of our assets or at least 50% of the combined voting power of our then outstanding securities in one or more transactions, including by way of merger or reorganization, which has been approved by our Board of Directors, accelerate the vesting of any and all stock options and other awards granted and outstanding under the plan.

Repurchases.  Unless otherwise provided in the grant of an award, the Board of Directors or committee may, in the event of an acquisition of substantially all of our assets or at least 50% of the combined voting power of our then outstanding securities in one or more transactions, including by way of merger or reorganization, which has been approved by our Board of Directors, require a holder of any award granted under the plan to relinquish the award to us upon payment by us to the holder of cash in an amount equal to the repurchase value (as that term is defined in the plan) of the award or such amount as may be determined by the Board of Directors or committee for awards that are out-of-the money.

Forfeitures.  Unless otherwise provided in the grant of an award, if a participant’s employment with us or a subsidiary of ours is terminated for any reason and within 12 months of the termination, the person either: (i) accepts employment with any competitor of, or otherwise engages in competition with, our business; (ii) solicits any of our or our subsidiaries’ customers or employees to do business with or render services to the person or any business with which the person becomes affiliated or to which the person renders services; or (iii) discloses to anyone outside our company or uses any of our or our subsidiaries’ confidential information or material in violation of our policies or any agreement between the person and us or any of our subsidiaries, the Board of Directors or committee may require the participant to return to us the economic value of any award which was obtained by the participant during the period beginning six months prior to the date the participant’s employment with us was terminated.  Unless otherwise provided in the grant of an award, if a participant is terminated for cause, the Board of Directors or committee may require that the participant return to us the economic value of any award which was obtained by the participant during the six month period.

Withholding taxes.  We may withhold, or require participants to remit to us, an amount sufficient to satisfy any federal, state or local withholding tax requirements associated with awards under the plan.

Agreements; Transferability.  Awards granted under the plan will be evidenced by agreements consistent with the plan in a form as prescribed by the Board of Directors or committee.  Neither the plan nor agreements confer any right to continued employment upon any holder.  Further, except as provided in the plan or an agreement or provided by law, awards cannot be transferred.

Term and amendments.  The plan will terminate when there are no awards outstanding and when no further awards may be granted, provided that incentive options may only be granted until May 7, 2023.  The Board of Directors has the right to amend, suspend or discontinue any provision of the plan, provided that the action may not adversely affect awards previously granted between a participant and us without the participant’s consent.

Federal income tax consequences

The following discussion of the federal income tax consequences of participation in the plan is only a summary of the general rules applicable to the grant and exercise of stock options and other awards and does not give specific details or cover, among other things, state, local and foreign tax treatment of participation in the plan.  The information contained in this section is based on present law and regulations, which are subject to being changed prospectively or retroactively.

Incentive stock options.  Incentive stock options and the plans under which they are granted must satisfy certain restrictive requirements under the Internal Revenue Code.  Such restrictions include that the exercise price not be less than the fair market value of the shares at the date of grant, that the term of the option not exceed ten years and that an incentive stock option may not be granted to an individual who owns more than ten percent of the total combined voting power of the company.  Participants will recognize no taxable income upon the grant or exercise of an incentive stock option.  The participant is not required to recognize income (either as ordinary income or capital gain) upon the exercise of the incentive stock option.  In addition the exercise will not be subject to income tax withholding or to employee taxes.  However if the incentive stock option is exercised more than three months after the employee has left the employ of the company granting the option, the option will generally cease to be eligible for favorable tax treatment.  As a result, upon the exercise of the option, the former employee will be required to recognize ordinary income equal to the difference between the fair market value of the stock and any consideration paid by the former employee upon such option exercise.  The excess, if any, of the fair market value of the shares on the date of exercise of an incentive stock option over the exercise price will be treated as an item of adjustment for a participant’s taxable year in which the exercise occurs and may result in an alternative minimum tax liability for the participant.  The Company will not qualify for any deduction in connection with the grant or exercise of incentive stock options.  Upon a disposition of the shares after the later of two years from the date of grant or one year after the transfer of the shares to a participant, the participant will recognize the difference, if any, between the amount realized and the exercise price as long-term capital gain or long-term capital loss, as the case may be.

If Common Stock acquired upon the exercise of an incentive stock option is disposed of prior to the expiration of the holding periods described above:

(i) the participant will recognize ordinary income in the taxable year of disposition in an amount equal to the excess, if any, of the lesser of the fair market value of the shares on the date of exercise or the amount realized on the disposition of the shares, over the exercise price paid for the shares; and

(ii) the Company will qualify for a deduction equal to any amount recognized, subject to the limitation that the compensation be reasonable.

Non-Incentive stock options.  With respect to non-incentive stock options:

(i) upon grant of the stock option, the participant will recognize no taxable income provided that the exercise price was not less than the fair market value of the Company’s Common Stock on the date of grant;

(ii) upon exercise of the stock option, if the shares of Common Stock are not subject to a substantial risk of forfeiture, the participant will recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price, and the Company will qualify for a deduction in the same amount; and

(iii) the Company will be required to comply with applicable federal income tax withholding requirements with respect to the amount of ordinary income recognized by the participant.

On a disposition of the shares, the participant will recognize gain or loss equal to the difference between the amount realized and the sum of the exercise price and the ordinary income recognized. The gain or loss will be treated as short-term or long-term capital gain or loss, depending upon the length of time that the participant held the shares.

Stock appreciation rights.  Upon the grant of a stock appreciation right, the participant recognizes no taxable income and the Company receives no deduction.  The participant recognizes ordinary income and the Company receives a deduction at the time of exercise equal to the cash and fair market value of Common Stock payable upon the exercise.

Restricted stock.  A participant who receives restricted stock will recognize no income on the grant of the restricted stock and the Company will not qualify for any deduction.  At the time the restricted stock is no longer subject to a substantial risk of forfeiture, a participant will recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the restricted stock at the time the restriction lapses over the consideration paid for the restricted stock.  A participant’s shares are treated as being subject to a substantial risk of forfeiture so long as his or her sale of the shares at a profit could subject him or her to a suit under Section 16(b) of the Exchange Act.  The holding period to determine whether the participant has long-term or short-term capital gain or loss begins when the restriction period expires, and the tax basis for the shares will generally be the fair market value of the shares on this date.

A participant may elect under Section 83(b) of the Code, within 30 days of the transfer of the restricted stock, to recognize ordinary income on the date of transfer in an amount equal to the excess, if any, of the fair market value on the date of transfer of the shares of restricted stock, as determined without regard to the restrictions, over the consideration paid for the restricted stock.  If a participant makes an election and thereafter forfeits the shares, no ordinary loss deduction will be allowed.  The forfeiture will be treated as a sale or exchange upon which there is realized loss equal to the excess, if any, of the consideration paid for the shares over the amount realized on such forfeiture.  The loss will be a capital loss.  If a participant makes an election under Section 83(b), the holding period will commence on the day after the date of transfer and the tax basis will equal the fair market value of shares, as determined without regard to the restrictions, on the date of transfer.

On a disposition of the shares, a participant will recognize gain or loss equal to the difference between the amount realized and the tax basis for the shares.

The Company will generally will qualify for a deduction, equal to the amount that is taxable as ordinary income to the participant, in its taxable year in which the income is included in the participant’s gross income.

Deferred stock.  A participant who receives an award of deferred stock will recognize no income on the grant of the award.  However, he or she will recognize ordinary income on the transfer of the deferred stock, or the later lapse of a substantial risk of forfeiture to which the deferred stock is subject, if the participant does not make a Section 83(b) election, in accordance with the same rules as discussed above under the caption “Restricted stock.”

Other stock-based awards.  The federal income tax treatment of other stock-based awards will depend on the nature and restrictions applicable to the award.

Internal Revenue Code Sections 409A and 280G

Section 409A of the Internal Revenue Code provides that deferred compensation that is not structured to satisfy Section 409A and that is not subject to a substantial risk of forfeiture may result in current federal income taxation, an additional tax of 20% of the compensation required to be included in income and interest for any underpayment of tax at the ordinary underpayment rate plus one percentage point for any period during which taxation of the compensation has been deferred. Stock options granted with an exercise price equal to the fair market value of the underlying Common Stock on the date of grant are generally exempt from the application of Section 409A. In addition, Section 280G of the Internal Revenue Code provides that to the extent that payments which are contingent on a change in control are determined to exceed certain Internal Revenue Code limitations, they may be subject to a 20% nondeductible excise tax on the employee and the Company’s deduction with respect to the associated compensation expense may be disallowed in whole or in part.

Because of the complexity of the tax law and because tax law consequences to any particular taxpayer may be affected by matters not discussed herein, each taxpayer is urged to consult with his or her tax advisor with respect to the specific tax consequences of the 2013 Plan.

New Plan Benefits

The amount, if any, of grants to be awarded to officers,  directors, employees and consultants under the 2013 Plan in the future will be determined in the discretion of the Board of Directors and is not currently determinable.

Vote Required. The affirmative vote of a majority of the shares of Common Stock present, whether in person or represented by proxy, and voted at the Annual Meeting is required to approve this proposal. Unless otherwise indicated, properly executed proxies will be voted in favor of this Proposal IV.

THE BOARD OF

DIRECTORS RECOMMENDS

A VOTE "FOR" PROPOSAL IV

PROPOSAL V

ADVISORY (NON-BINDING) VOTE ON EXECUTIVE COMPENSATION

The Company is providing stockholders with an advisory vote on executive compensation as required by Section 14A of the Exchange Act. Section 14A was added to the Exchange Act by Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”).

As described in the Compensation Discussion and Analysis section of this Proxy Statement (the “CD&A”), the goal of our compensation program is to adequately reward the efforts and achievements of our executive officers for their management of the Company.

At this stage in our growth, our principal business objective is to develop our mining projects into income producing ventures. Achievement of this objective requires that we closely monitor our expenses, including compensation expenses.

Stockholders are urged to read the CD&A, which discusses how our compensation policies and procedures implement our compensation philosophy, as well as the Summary Compensation Table. The Board of Directors believes that the policies and procedures articulated in the CD&A are effective in implementing our compensation philosophy and in achieving its goals and that the compensation of our executive officers reflects and supports these compensation policies and procedures.

Stockholders are being asked to vote on the following resolution:

RESOLVED, that the compensation paid to the Company’s executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.

This advisory vote on executive compensation, commonly and herein referred to as a “say-on-pay” advisory vote, is not binding on our Board of Directors. However, the Board of Directors will take into account the result of the vote when determining future executive compensation arrangements.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE “FOR” PROPOSAL V

PROPOSAL VI

ADVISORY (NON-BINDING) VOTE ON THE FREQUENCY OF

ADVISORY VOTES ON EXECUTIVE COMPENSATION

As required by Section 14A of the Exchange Act and Section 951 of the Dodd-Frank Act, we are also providing stockholders an advisory vote on the frequency with which the stockholders shall have the advisory say-on-pay vote on executive compensation provided for in Proposal V above.

The advisory vote on the frequency of the say-on-pay vote is a non-binding vote as to how often the say-on-pay vote should occur: every year, every two years, or every three years. In addition, stockholders may abstain from voting. The Dodd-Frank Act requires us to hold the advisory vote on the frequency of the say-on-pay vote at least once every six years.

After careful consideration, the Board of Directors recommends that future stockholder say-on-pay advisory votes on executive compensation be conducted every three years. A vote every three years provides stockholders and advisory firms the opportunity to evaluate the Company’s compensation program on a more thorough, longer-term basis than an annual or bi-annual vote.

The Board of Directors believes an annual or bi-annual say-on-pay vote would not allow for changes to the Company’s compensation program to be in place long enough to evaluate whether the changes were effective. The Company’s executive compensation plan seeks to align our employee incentives with the long-term interests of the stockholders. A say-on-pay vote every three years is also sensitive to stockholders who have interests in many companies and may not be able to devote sufficient time to an annual or bi-annual review of pay practices for all of their holdings.

Although the Board of Directors recommends a say-on-pay vote every three years, stockholders are not voting to approve or disapprove the Board’s recommendation. Stockholders are being asked to vote on the following resolution:

RESOLVED, that the stockholders of the Company determine, on an advisory basis, whether the frequency with which the stockholders shall have an advisory vote on executive compensation set forth in the Company’s Proxy Statement for its annual meeting of stockholders, beginning with the 2013 Annual Meeting of Stockholders, shall be (i) every year, (ii) every 2 years, or (iii) every 3 years.

Although this advisory vote on the frequency of the say-on-pay vote is not binding on our Board of Directors, the Board of Directors will take into account the result of the vote when determining the frequency of future say-on-pay votes.

The enclosed proxy card gives you three choices of periods for voting on this proposal. The choice of the period for the advisory vote which receives the highest number of votes will be deemed the choice of the stockholders.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE “FOR” THE THREE-YEAR FREQUENCY

PROPOSAL VII

RATIFICATION OF

SELECTION OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors has selected Silberstein Ungar, PLLC as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2013. Representatives of Silberstein Ungar are expected to be available via teleconference at the Annual Meeting and will be able to respond to appropriate questions.

Stockholder ratification of the selection of Silberstein Ungar as the Company's independent registered public accounting firm is not required by the Company's Bylaws or otherwise. However, the Board of Directors is submitting the selection of Silberstein Ungar to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Board of Directors will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board of Directors in its discretion may direct the appointment of different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

Vote Required. The affirmative vote of a majority of the shares of Common Stock and Series A Preferred Stock, voting together as a single class, present, whether in person or represented by proxy, and voted at the Annual Meeting is required to ratify the selection of Silberstein Ungar. Unless otherwise indicated, properly executed proxies will be voted in favor of this Proposal VII.

THE BOARD OF

DIRECTORS RECOMMENDS

A VOTE "FOR" PROPOSAL VII

Principal Accountant Fees

Silberstein Ungar audited the Company's financial statements for fiscal years 2011 and 2012. The following is a summary of fees billed by our independent auditors for services rendered during each of the years ended December 31, 2011 and 2012:

Audit Fees. For the years ended December 31, 2011 and December 31, 2012, the aggregate fees billed for professional services rendered for the audit of our annual financial statements and the review of our financial statements were approximately $19,500 and $25,000, respectively.

Audit Related Fees. For the years ended December 31, 2011 and December 31, 2012, there were no fees billed for professional services rendered by our independent auditors for assurance and related services.

Tax Fees. For the year ended December 31, 2011, fees billed for professional services rendered by our independent auditors with respect to taxes were approximately $1,000. There were no fees billed for professional services rendered by our independent auditors for tax compliance, tax advice or tax planning for the year ended December 31, 2012.

All Other Fees. For the years ended December 31, 2011 and December 31, 2012, there were no other fees billed for other professional services by our independent auditors.

Pre-Approval of Audit and Non-Audit Services

The Company does not currently have a standing audit committee. All audit services to be provided to the Company and all non-audit services, other than de minims non-audit services, to be provided to the Company by the independent accountants must be approved in advance by the Board of Directors.

SECURITY OWNERSHIP

OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of June 14, 2013, we had 2,620,957,522 shares of Common Stock issued and outstanding and 300,000 shares of Series A Preferred Stock issued and outstanding, which are currently convertible into 3,000,000,000 shares of Common Stock . The following table sets forth information regarding beneficial ownership of our stock for: (i) each of our executive officers and directors; (ii) each stockholder known by us to be the beneficial owner of more than 5% of the outstanding shares of each class of our Common Stock; and (iii) all of our directors and executive officers as a group:

Name and Address of Beneficial Owner(s)	Amount and Nature of Beneficial Owner(s)(1)
	Common Stock		Series A Preferred Stock
	Number of Shares Owned	Percentage of Ownership	Number of Shares Owned	Percentage of Ownership
Robert Landau	3,097,217,887 (2)	54.5%	300,000(3)	100%(4)
Mitchell Geisler	17,144,211	*	-	-
All officers and directors as a group (two persons)	3,114,362,098 (2)	54.8%	300,000	100%
Magna Group LLC 5 Hanover Square Suite 1604 New York, NY 10004	261,833,656(5)	9.99%	-	-
Al Landau 201 Kingslake Rd. Toronto, ON, Canada M2J 3G5	216,621,837 (6)	7.6%	-	-

*	Represents less than one percent.
1

Pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended, beneficial ownership of a security consists of sole or shared voting power (including the power to vote or direct the voting) and/or sole or shared investment power (including the power to dispose or direct the disposition) with respect to a security whether through a contract, arrangement, understanding, relationship or otherwise. The share amounts in this table reflect a 20-for-1 reverse stock split implemented by the Company on January 22, 2013. Unless otherwise indicated, each person indicated above has sole power to vote, or dispose or direct the disposition of all shares beneficially owned. Unless as otherwise set forth in the table, the address of each beneficial owner is c/o Pacific Gold Corp., 157 Adelaide Street West, Suite 600, Toronto, Ontario, M5H 4E7 Canada.

2

Includes 7,450,250 shares of common stock held of record by Jabi, Inc., 65,419,386 shares of Common Stock that the Company estimates may be issued on conversion of outstanding notes held by Jabi Inc. and 3,000,000,000 shares of common stock issuable upon conversion of 300,000 shares of Series A Preferred Stock held of record by Jabi Inc.  Mr. Landau is the sole shareholder and director of Jabi, Inc. and exercises voting and dispositive power over the shares of common stock and Series A Preferred Stock held by Jabi, Inc .

3

The record holder of these shares is Jabi, Inc., of which Mr. Landau is the sole shareholder and director, and Mr. Landau exercises voting and dispositive power over the shares of common stock and Series A Preferred Stock held by Jabi, Inc.

4	Represents 53.4% of the total voting power of the Company’s voting stock on an as converted basis.
5

Joshua Sason, as the Managing Member of the Magna Group LLC has to power to vote and dispose of these shares. This information is based upon a Schedule 13G filed on May 17, 2013.  Based on the current market price of our Common Stock as of June 28, 2013 and the availability of authorized shares of Common Stock, if all the notes held by Magna are converted, the Company estimates that the percentage ownership of Magna would be 37.9%.

6	Consists of 216,621,837 shares of common stock issuable upon conversion of certain promissory notes held by Mr. Landau, the father of Robert Landau, the Company’s Chief Executive Officer.

Mr. Robert Landau, for himself and on behalf of Jabi, Inc. has informed the Company that he intends to attend the Annual Meeting, either by proxy or in person in respect of all the shares over which he exercises voting control which will have the effect of establishing quorum for the meeting.  Additionally, he has informed the Company that he intends to vote all of the shares over which he has voting control in favor of the director candidates and all the other proposals before the stockholders at the Annual Meeting, therefore, it is expected that the nominated directors and the proposals will be approved at the Annual Meeting.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than 10% of the outstanding shares of the Company's Common Stock, to file initial reports of beneficial ownership and reports of changes in beneficial ownership of shares of Common Stock with the Securities and Exchange Commission. Such persons are required by Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company during the year ended December 31, 2012, and upon a review of Forms 5 and amendments thereto furnished to the Company with respect to the year ended December 31, 2012, or upon written representations received by the Company from certain reporting persons that no Form 5’s were required for those persons, to its knowledge all the Section 16(a) filing requirements applicable to such persons with respect to fiscal year ended December 31, 2012 were complied with.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table reflects compensation earned by our executive officers for the fiscal years ended December 31, 2012 and 2011.

Name	Year	Salary	All Other Compensation	Total
Robert Landau	2012[1]	$84,000	$0	$84,000
	2011	$96,000	$0	$96,000
Mitchell Geisler	2012[2]	$84,000	$0	$84,000
	2011	$96,000	$0	$96,000

__________

1. In October 2012, we issued 256,871,160 shares of Common Stock to Robert Landau, the Company’s Chief Executive Officer, in exchange for $321,089 of past due salary.

2. In October 2012, we issued 221,808,760 shares of Common Stock to Mitchel Geisler, the Company’s Chief Operating Officer, in exchange for $277,261 of past due salary.

Each of the Company’s executive officers earned a salary of $84,000 in 2012, $96,000 in 2011, $96,000 in 2010 and $138,000 (with respect to Mr. Landau) and $123,000 (with respect to Mr. Geisler) in 2009; however, not all of these amounts were paid in cash during those years and as of October 2012, Mr. Landau was owed an aggregate of $321,088.95 in earned, but unpaid salary and Mr. Geisler was owed an aggregate of $277,260.95 in earned, but unpaid salary, which were, in lieu of cash, paid in 256,871,160 and 221,808,760 shares of the Company’s common stock, respectively. The 478,679,920 shares issued to the named executive officers in exchange for aggregate past due salary of $598,349.90 were issued at an exchange rate of $0.00125 per share, which ratio reflected a 50% discount to market price of the Company’s common stock on September 28, 2012 (the day the Board approved the transaction). This ratio was based on what the market for private equity at the time would pay for restricted shares in a public company. On January 22, 2013, the Company effected a 20-for-1 reverse stock split and these 478,679,920 shares were combined into 23,933,996 shares.

Compensation Discussion and Analysis

Overview of Compensation Program and Philosophy

The Company has two executive officers, whom are also the Company’s directors. The Board of Directors serves as the Company’s compensation committee and initiates and approves most compensation decisions. Annual bonuses, if any, for executives are determined by the Board of Directors.

The goal of the compensation program is to adequately reward the efforts and achievements of executive officers for the management of the Company. The Company has no pension plan and no deferred compensation arrangements. The Company has not used a compensation consultant in any capacity.

The executive officers of the Company do not currently have employment agreements with the Company that outline salary and benefit arrangements. Both officers are paid a gross base amount per month. The salary amounts are reviewed on an annual basis.

Grants of Plan Based Awards

The Company did not award any stock options to any of its executive officers during 2012 or 2011. Our executive officers did not exercise any options during 2012 and had no outstanding equity awards at December 31, 2012.

Compensation of Directors

Persons who are directors and employees are not currently additionally compensated for their services as a director. There is no plan in place for compensation of persons who are directors who are not employees, but it is expected that in the future we will create a remuneration and expense reimbursement plan. It is anticipated that such a plan would be primarily based on stock options.

Other Compensation Arrangements

At the Company’s annual meeting held on June 20, 2007, the stockholders voted to approve the Company’s 2007 Equity Performance Plan (the “2007 Plan”) which provides for the issuance of common stock awards of up to 20,000,000 shares in aggregate. At December 31, 2012 we have issued 15,825,000 shares under the 2007 Plan. There are currently no awards outstanding under the 2007 Plan.

On December 28, 2005, the Company received consents from stockholders of 17,877,382 shares, representing a majority of the shares entitled to vote, approving the 2006 Equity Performance Plan (the “2006 Plan”) which provides for the issuance of common stock awards of up to 10,000,000 shares in aggregate.  The Company filed with the SEC and distributed on January 10, 2006 an Information Statement to the stockholders who had not given their consent in accordance with state and federal law. The Company issued 2,627,949, 4,961,172 and 2,000,000 shares of Common Stock under the 2006 Plan during 2006, 2007 and 2008, respectively. There are 1,410,879 shares remaining to be issued under the 2006 Plan. There are currently no awards outstanding under the 2006 Plan.

These plans are administered by the Board of Directors. The awards that may be granted include incentive and non-incentive options, stock appreciation rights, restricted stock, deferred stock and other stock based grants. The Board of Directors, at the time of an award determines the type of award, exercise price, vesting schedule and expiration date. The minimum exercise price under the plans is $0.02. Incentive options may be granted only to employees, otherwise, awards may be granted to officers, directors, employees, and consultants. The plans provide for acceleration of vesting of outstanding awards in the event of a non-approved acquisition of more than 50% of the combined voting power of the Company.

At the Annual Meeting, stockholders are being asked to approve the Company’s 2013 Equity Performance Plan (see Proposal IV). If the 2013 Plan is approved, both the 2006 Plan and the 2007 Plan will be terminated and no additional grants will be made under those plans.

CERTAIN TRANSACTIONS

Transactions with related persons, promoters and certain control persons

As of December 31, 2012, the Company owed $1,471,106 in principal to a company owned by Robert Landau, our Chief Executive Officer. The amount due is represented by a promissory note accruing interest at 10% per year. The note is due on January 2, 2014 and is convertible into shares of the Company’s Common Stock at $0.02 per share. Interest expense on the loan for the years ended December 31, 2012 and 2011 was $145,009 and $149,066, respectively. On September 28, 2012, $180,000 in principal and interest on the loan was converted into 144,000,000 shares of the Company. Including interest, the balance on the loan at December 31, 2012 was $1,508,474.

On June 10, 2013, an additional $300,000 in principal on the loan was converted into 300,000 shares of the Company’s Series A Convertible Preferred Stock, which are initially convertible, subject to adjustment for stock splits and similar events, into 3,000,000,000 shares of the Company’s Common Stock.  Including interest, the balance on the loan is currently $1,276,061.

The Company owed its executives $0 and $203,434 in short term notes payable reflected in the accrued expenses for the periods ended December 31, 2012 and December 31, 2011, respectively. These short term notes were interest free and due on demand. On September 28, 2012 the remaining balance on the short term notes was converted into 5,568,316 shares of common stock.

Policy and Procedures Governing Related Person Transactions

The Company does not currently have a standing audit committee. The Board of Directors is responsible for reviewing all “related party transactions” on an on-going basis. All such related party transactions must be approved by the Board of Directors.

HOUSEHOLDING OF PROXY MATERIALS

The SEC's rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. Some brokers household proxy materials and annual reports, delivering a single proxy statement and annual report to multiple stockholders sharing an address, although each stockholder will receive a separate proxy card. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your broker. If you would like to receive a separate copy of this year's Proxy Statement or Annual Report from us directly, please contact us by writing to Pacific Gold Corp., 848 N. Rainbow Blvd., #2987, Las Vegas, Nevada 89107 Attention: Secretary.

OTHER MATTERS

Our Board of Directors does not know of any matters that are to be presented for action at the Annual Meeting other than those described in this Proxy Statement. Should any other matter come before the Annual Meeting, however, the persons named in the enclosed proxy will have discretionary authority to vote all proxies with respect to such matter in accordance with their judgment.

By Order of the Board of Directors

Robert Landau

Chief Executive Officer

July [__], 2013

A copy of the Company's Annual Report for the year ended December 31, 2012, filed with the Securities and Exchange Commission on Form 10-K /A on April 11, 2013 is available without charge upon written request to: Pacific Gold Corp., 848 N. Rainbow Blvd., #2987, Las Vegas, Nevada 89107 Attention: Secretary.

Annex A

ROSS MILLER

Secretary of State

204 North Carson Street, Suite 1

Carson City, Nevada  89701-4520

(775) 684-7708

Website:  www.nvsos.com

Certificate of Amendment (PURUSANTU TO NRS 78.385 and 78.390)

USE BLANK INK ONLY – DO NOT HIGHLIGHT                                                       ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation

For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 – After Issuance of Stock)

1.

Name of corporation:

Pacific Gold Corp.

2.

The articles have been amended as follows (provide article numbers, if available):

Article Fourth – As of the filing date of this amendment, the total number of common stock authorized that may be issued by the Corporation is 10,000,000,000 shares, par value $0.0000000001 per share.

3.

The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: ________.

4.

Effective date of filing (optional):  Date: _______________     Time: _______________

(must not be later than 90 days after the certificate is filed)

5.

Signature (required):  __________________________________________

Signature of Officer

* If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT:  Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Annex B

ROSS MILLER

Secretary of State

204 North Carson Street, Suite 1

Carson City, Nevada  89701-4520

(775) 684-7708

Website:  www.nvsos.com

Certificate of Amendment (PURUSANTU TO NRS 78.385 and 78.390)

USE BLANK INK ONLY – DO NOT HIGHLIGHT                                                       ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation

For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 – After Issuance of Stock)

1.

Name of corporation:

Pacific Gold Corp.

2.

The articles have been amended as follows (provide article numbers, if available):

Article Fourth – As of the filing date of this amendment, the total number of common stock authorized that may be issued by the Corporation is 10,000,000,000 shares, par value $0.0000000001 per share.

Effective as of as of the filing date of this amendment, each [_____] shares of common stock, issued and outstanding or held by the Corporation, automatically and without any action on the part of the respective holders thereof, shall be converted and combined into one share of common stock. No fractional shares shall be issued as a result thereof. In lieu of issuing fractional shares, any fractional share resulting from the combination shall be rounded up to the nearest whole share of common stock.

3.

The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: ________.

4.

Effective date of filing (optional):  Date: _______________     Time: _______________

(must not be later than 90 days after the certificate is filed)

5.

Signature (required):  __________________________________________

Signature of Officer

* If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT:  Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Annex C

PACIFIC GOLD CORP.

2013 Equity Performance Plan

Section 1.

Purpose; Definitions.

1.1

Purpose.  The purpose of the 2013 Equity Performance Plan (“Plan”) is to enable the Company to offer to its employees, officers, directors and consultants whose past, present and/or potential contributions to the Company and its Subsidiaries have been, are or will be important to the success of the Company, an opportunity to acquire a proprietary interest in the Company.  The various types of long-term incentive awards that may be provided under the Plan will enable the Company to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of its businesses.

1.2

Definitions.  For purposes of the Plan, the following terms shall be defined as set forth below:

(a)

“Agreement” means the agreement between the Company and the Holder, or such other document as may be determined by the Committee, setting forth the terms and conditions of an award under the Plan.

(b)

“Board” means the Board of Directors of the Company.

(c)

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

(d)

“Committee” means the Stock Option Committee of the Board or any other committee of the Board that the Board may designate to administer the Plan or any portion thereof.  If no Committee is so designated, then all references in this Plan to “Committee” shall mean the Board.

(e)

“Common Stock” means the common stock of the Company, $0.0000000001 par value.

(f)

“Company” means Pacific Gold Corp., a corporation organized under the laws of the State of Nevada.

(g)

“Deferred Stock” means Common Stock to be received under an award made pursuant to Section 8, below, at the end of a specified deferral period.

(h)

“Disability” means physical or mental impairment as determined under procedures established by the Committee for purposes of the Plan.

(i)

“Effective Date” means the date set forth in Section 12.1, below.

(j)

“Fair Market Value”, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, means, as of any given date:  (i) if the Common Stock is listed on a national securities exchange or quoted on the Nasdaq National Market or Nasdaq SmallCap Market, the last sale price of the Common Stock in the principal trading market for the Common Stock on such date, as reported by the exchange or Nasdaq, as the case may be; (ii) if the Common Stock is not listed on a national securities exchange or quoted on the Nasdaq National Market or Nasdaq SmallCap Market, but is traded in the over-the-counter market, the closing bid price for the Common Stock on such date, as reported by the OTC Bulletin Board or the National Quotation Bureau, Incorporated or similar publisher of such quotations; and (iii) if the fair market value of the Common Stock cannot be determined pursuant to clause (i) or (ii) above, such price as the Committee shall determine, in good faith.

(k)

“Holder” means a person who has received an award under the Plan.

(l)

“Incentive Stock Option” means any Stock Option intended to be and designated as an “incentive stock option” within the meaning of Section 422 of the Code.

(m)

“Nonqualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

(n)

“Normal Retirement” means retirement from active employment with the Company or any Subsidiary on or after such age which may be designated by the Committee as “retirement age” for any particular Holder.  If no age is designated, it shall be 65.

(o)

“Other Stock-Based Award” means an award under Section 9, below, that is valued in whole or in part by reference to, or is otherwise based upon, Common Stock.

(p)

“Parent” means any present or future “parent corporation” of the Company, as such term is defined in Section 424(e) of the Code.

(q)

“Plan” means the Pacific Gold Corp., 2013 Equity Performance Plan, as hereinafter amended from time to time.

(r)

“Repurchase Value” shall mean the Fair Market Value in the event the award to be settled under Section 2.2(h) or repurchased under Section 10.2 is comprised of shares of Common Stock and the difference between Fair Market Value and the Exercise Price (if lower than Fair Market Value) in the event the award is a Stock Option or Stock Appreciation Right; in each case, multiplied by the number of shares subject to the award.

(s)

“Restricted Stock” means Common Stock received under an award made pursuant to Section 7, below, that is subject to restrictions under said Section 7.

(t)

“SAR Value” means the excess of the Fair Market Value (on the exercise date) over the exercise price that the participant would have otherwise had to pay to exercise the related Stock Option, multiplied by the number of shares for which the Stock Appreciation Right is exercised.

(u)

“Stock Appreciation Right” means the right to receive from the Company, on surrender of all or part of the related Stock Option, without a cash payment to the Company, a number of shares of Common Stock equal to the SAR Value divided by the Fair Market Value (on the exercise date).

(v)

“Stock Option” or “Option” means any option to purchase shares of Common Stock which is granted pursuant to the Plan.

(w)

“Stock Reload Option” means any option granted under Section 5.3 of the Plan.

(x)

“Subsidiary” means any present or future “subsidiary corporation” of the Company, as such term is defined in Section 424(f) of the Code.

(y)

“Vest” means to become exercisable or to otherwise obtain ownership rights in an award.

Section 2.

Administration.

2.1

Committee Membership.  The Plan shall be administered by the Board or a Committee. Committee members shall serve for such term as the Board may in each case determine, and shall be subject to removal at any time by the Board.  The Committee members, to the extent possible and deemed to be appropriate by the Board, shall be “non-employee directors” as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (“Exchange Act”), and “outside directors” within the meaning of Section 162(m) of the Code.

2.2

Powers of Committee.  The Committee shall have full authority to award, pursuant to the terms of the Plan:  (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, (iv) Deferred Stock, (v) Stock Reload Options and/or (vi) Other Stock-Based Awards. For purposes of illustration and not of limitation, the Committee shall have the authority (subject to the express provisions of this Plan):

(a)

to select the officers, employees, directors and consultants of the Company or any Subsidiary to whom Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Reload Stock Options and/or Other Stock-Based Awards may from time to time be awarded hereunder.

(b)

to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, number of shares, share exercise price or types of consideration paid upon exercise of such options, such as other securities of the Company or other property, any restrictions or limitations, and any vesting, exchange, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions, as the Committee shall determine);

(c)

to determine any specified performance goals or such other factors or criteria which need to be attained for the vesting of an award granted hereunder;

(d)

to determine the terms and conditions under which awards granted hereunder are to operate on a tandem basis and/or in conjunction with or apart from other equity awarded under this Plan and cash and non-cash awards made by the Company or any Subsidiary outside of this Plan;

(e)

to permit a Holder to elect to defer a payment under the Plan under such rules and procedures as the Committee may establish, including the payment or crediting of interest on deferred amounts denominated in cash and of dividend equivalents on deferred amounts denominated in Common Stock;

(f)

to determine the extent and circumstances under which Common Stock and other amounts payable with respect to an award hereunder shall be deferred that may be either automatic or at the election of the Holder;

(g)

to substitute (i) new Stock Options for previously granted Stock Options, which previously granted Stock Options have higher option exercise prices and/or contain other less favorable terms, and (ii) new awards of any other type for previously granted awards of the same type, which previously granted awards are upon less favorable terms; and

(h)

to make payments and distributions with respect to awards (i.e., to “settle” awards) through cash payments in an amount equal to the Repurchase Value.

2.3

Interpretation of Plan.

(a)

Committee Authority.  Subject to Section 11, below, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable to interpret the terms and provisions of the Plan and any award issued under the Plan (and to determine the form and substance of all agreements relating thereto), and to otherwise supervise the administration of the Plan.  Subject to Section 11, below, all decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee’s sole discretion and shall be final and binding upon all persons, including the Company, its Subsidiaries and Holders.

(b)

Incentive Stock Options.  Anything in the Plan to the contrary notwithstanding, no term or provision of the Plan relating to Incentive Stock Options (including but not limited to Stock Reload Options or Stock Appreciation rights granted in conjunction with an Incentive Stock Option) or any Agreement providing for Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Holder(s) affected, to disqualify any Incentive Stock Option under such Section 422.

Section 3.

Stock Subject to Plan.

3.1

Number of Shares.  The total number of shares of Common Stock reserved and available for issuance under the Plan shall be 50,000,000 shares.  Shares of Common Stock under the Plan (“Shares”) may consist, in whole or in part, of authorized and unissued shares or treasury shares.  If any shares of Common Stock that have been granted pursuant to a Stock Option cease to be subject to a Stock Option, or if any shares of Common Stock that are subject to any Stock Appreciation Right, Restricted Stock award, Deferred Stock award, Reload Stock Option or Other Stock-Based Award granted hereunder are forfeited or any such award otherwise terminates without a payment being made to the Holder in the form of Common Stock, such shares shall again be available for distribution in connection with future grants and awards under the Plan.  If a Holder pays the exercise price of a Stock Option by surrendering any previously owned shares and/or arranges to have the appropriate number of shares otherwise issuable upon exercise withheld to cover the withholding tax liability associated with the Stock Option exercise, then the number of shares available under the Plan shall be increased by the lesser of (i) the number of such surrendered shares and shares used to pay taxes; and (ii) the number of shares purchased under such Stock Option.

3.2

Adjustment Upon Changes in Capitalization, Etc.  In the event of any merger, reorganization, consolidation, common stock dividend payable on shares of Common Stock, Common Stock split or reverse split, combination or exchange of shares of Common Stock, or other extraordinary or unusual event which results in a change in the shares of Common Stock of the Company as a whole, the Committee shall determine, in its sole discretion, whether such change equitably requires an adjustment in the terms of any award (including number of shares subject to the award and the exercise price) or the aggregate number of shares reserved for issuance under the Plan.  Any such adjustments will be made by the Committee, whose determination will be final, binding and conclusive.

Section 4.

Eligibility.

Awards may be made or granted to employees, officers, directors and consultants who are deemed to have rendered or to be able to render significant services to the Company or its Subsidiaries and who are deemed to have contributed or to have the potential to contribute to the success of the Company.  No Incentive Stock Option shall be granted to any person who is not an employee of the Company or a Subsidiary at the time of grant.  Notwithstanding the foregoing, an award may be made or granted to a person in connection with his hiring or retention, or at any time on or after the date he reaches an agreement (oral or written) with the Company with respect to such hiring or retention, even though it may be prior to the date the person first performs services for the Company or its Subsidiaries; provided, however, that no portion of any such award shall vest prior to the date the person first performs such services.

Section 5.

Stock Options.

5.1

Grant and Exercise.  Stock Options granted under the Plan may be of two types:  (i) Incentive Stock Options and (ii) Nonqualified Stock Options.  Any Stock Option granted under the Plan shall contain such terms, not inconsistent with this Plan, or with respect to Incentive Stock Options, not inconsistent with the Plan and the Code, as the Committee may from time to time approve.  The Committee shall have the authority to grant Incentive Stock Options or Non-Qualified Stock Options, or both types of Stock Options which may be granted alone or in addition to other awards granted under the Plan.  To the extent that any Stock Option intended to qualify as an Incentive Stock Option does not so qualify, it shall constitute a separate Nonqualified Stock Option.

5.2

Terms and Conditions.  Stock Options granted under the Plan shall be subject to the following terms and conditions:

(a)

Option Term.  The term of each Stock Option shall be fixed by the Committee; provided, however, that an Incentive Stock Option may be granted only within the ten-year period commencing from the Effective Date and may only be exercised within ten years of the date of grant (or five years in the case of an Incentive Stock Option granted to an optionee who, at the time of grant, owns Common Stock possessing more than 10% of the total combined voting power of all classes of voting stock of the Company (“10% Stockholder”).

(b)

Exercise Price.  The exercise price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee, which may not be less than the Fair Market Value on the date of grant.  Notwithstanding the foregoing, an Incentive Stock Option granted to a 10% Stockholder may not have an exercise price less than 110% of the Fair Market Value on the date of grant.

(c)

Exercisability.  Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee and as set forth in Section 10, below.  If the Committee provides, in its discretion, that any Stock Option is exercisable only in installments, i.e., that it vests over time, the Committee may waive such installment exercise provisions at any time at or after the time of grant in whole or in part, based upon such factors as the Committee shall determine.

(d)

Method of Exercise.  Subject to whatever installment, exercise and waiting period provisions are applicable in a particular case, Stock Options may be exercised in whole or in part at any time during the term of the Option by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased.  Such notice shall be accompanied by payment in full of the purchase price, which shall be in cash or, if provided in the Agreement, either in shares of Common Stock (including Restricted Stock and other contingent awards under this Plan) or partly in cash and partly in such Common Stock, or such other means which the Committee determines are consistent with the Plan’s purpose and applicable law.  Cash payments shall be made by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company; provided, however, that the Company shall not be required to deliver certificates for shares of Common Stock with respect to which an Option is exercised until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof (except that, in the case of an exercise arrangement approved by the Committee and described in the last sentence of this paragraph, payment may be made as soon as practicable after the exercise).  Payments in the form of Common Stock shall be valued at the Fair Market Value on the date prior to the date of exercise.  Such payments shall be made by delivery of stock certificates in negotiable form that are effective to transfer good and valid title thereto to the Company, free of any liens or encumbrances.  Subject to the terms of the Agreement, the Committee may, in its sole discretion, at the request of the Holder, deliver upon the exercise of a Nonqualified Stock Option a combination of shares of Deferred Stock and Common Stock; provided, however, that, notwithstanding the provisions of Section 8 of the Plan, such Deferred Stock shall be fully vested and not subject to forfeiture.  A Holder shall have none of the rights of a stockholder with respect to the shares subject to the Option until such shares shall be transferred to the Holder upon the exercise of the Option.  The Committee may permit a Holder to elect to pay the Exercise Price upon the exercise of a Stock Option by irrevocably authorizing a third party to sell shares of Common Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise.

(e)

Transferability.  Except as may be set forth in the next sentence of this Section or in the Agreement, no Stock Option shall be transferable by the Holder other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Holder’s lifetime, only by the Holder (or, to the extent of legal incapacity or incompetency, the Holder’s guardian or legal representative).  Notwithstanding the foregoing, a Holder, with the approval of the Committee, may transfer a Stock Option (i) (A) by gift, for no consideration, or (B) pursuant to a domestic relations order, in either case, to or for the benefit of the Holder’s “Immediate Family” (as defined below), or (ii) to an entity in which the Holder and/or members of Holder’s Immediate Family own more than fifty percent of the voting interest, in exchange for an interest in that entity, subject to such limits as the Committee may establish and the execution of such documents as the Committee may require, and the transferee shall remain subject to all the terms and conditions applicable to the Stock Option prior to such transfer.  The term “Immediate Family” shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, any person sharing the Holder’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent beneficial interest, and a foundation in which these persons (or the Holder) control the management of the assets.

(f)

Termination by Reason of Death.  If a Holder’s employment by the Company or a Subsidiary terminates by reason of death, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on the date of death may thereafter be exercised by the legal representative of the estate or by the legatee of the Holder under the will of the Holder, for a period of one year (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(g)

Termination by Reason of Disability.  If a Holder’s employment by the Company or any Subsidiary terminates by reason of Disability, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on the date of termination may thereafter be exercised by the Holder for a period of one year (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(h)

Other Termination.  Subject to the provisions of Section 13.3, below, and unless otherwise determined by the Committee and set forth in the Agreement, if such Holder’s employment or retention by, or association with, the Company or any Subsidiary terminates for any reason other than death or Disability, the Stock Option shall thereupon automatically terminate, except that if the Holder’s employment is terminated by the Company or a Subsidiary without cause or due to Normal Retirement, then the portion of such Stock Option that has vested on the date of termination of employment may be exercised for the lesser of three months after termination of employment or the balance of such Stock Option’s term.

(i)

Additional Incentive Stock Option Limitation.  In the case of an Incentive Stock Option, the aggregate Fair Market Value (on the date of grant of the Option) with respect to which Incentive Stock Options become exercisable for the first time by a Holder during any calendar year (under all such plans of the Company and its Parent and Subsidiaries) shall not exceed $100,000.

(j)

Buyout and Settlement Provisions.  The Committee may at any time, in its sole discretion, offer to repurchase a Stock Option previously granted, based upon such terms and conditions as the Committee shall establish and communicate to the Holder at the time that such offer is made.

5.3

Stock Reload Option.  If a Holder tenders shares of Common Stock to pay the exercise price of a Stock Option (“Underlying Option”) and/or arranges to have a portion of the shares otherwise issuable upon exercise withheld to pay the applicable withholding taxes, then the Holder may receive, at the discretion of the Committee, a new Stock Reload Option to purchase that number of shares of Common Stock equal to the number of shares tendered to pay the exercise price and the withholding taxes (but only if such tendered shares were held by the Holder for at least six months).  Stock Reload Options may be any type of option permitted under the Code and will be granted subject to such terms, conditions, restrictions and limitations as may be determined by the Committee from time to time.  Such Stock Reload Option shall have an exercise price equal to the Fair Market Value as of the date of exercise of the Underlying Option.  Unless the Committee determines otherwise, a Stock Reload Option may be exercised commencing one year after it is granted and shall expire on the date of expiration of the Underlying Option to which the Reload Option is related.

Section 6.

Stock Appreciation Rights.

6.1

Grant and Exercise.  The Committee may grant Stock Appreciation Rights to participants who have been or are being granted Stock Options under the Plan as a means of allowing such participants to exercise their Stock Options without the need to pay the exercise price in cash.  In the case of a Nonqualified Stock Option, a Stock Appreciation Right may be granted either at or after the time of the grant of such Nonqualified Stock Option.  In the case of an Incentive Stock Option, a Stock Appreciation Right may be granted only at the time of the grant of such Incentive Stock Option.

6.2

Terms and Conditions.  Stock Appreciation Rights shall be subject to the following terms and conditions:

(a)

Exercisability.  Stock Appreciation Rights shall be exercisable as shall be determined by the Committee and set forth in the Agreement, subject to the limitations, if any, imposed by the Code with respect to related Incentive Stock Options.

(b)

Termination.  A Stock Appreciation Right shall terminate and shall no longer be exercisable upon the termination or exercise of the related Stock Option.

(c)

Method of Exercise.  Stock Appreciation Rights shall be exercisable upon such terms and conditions as shall be determined by the Committee and set forth in the Agreement and by surrendering the applicable portion of the related Stock Option.  Upon such exercise and surrender, the Holder shall be entitled to receive a number of shares of Common Stock equal to the SAR Value divided by the Fair Market Value on the date the Stock Appreciation Right is exercised.

(d)

Shares Affected Upon Plan.  The granting of a Stock Appreciation Right shall not affect the number of shares of Common Stock available under for awards under the Plan.  The number of shares available for awards under the Plan will, however, be reduced by the number of shares of Common Stock acquirable upon exercise of the Stock Option to which such Stock Appreciation Right relates.

Section 7.

Restricted Stock.

7.1

Grant.  Shares of Restricted Stock may be awarded either alone or in addition to other awards granted under the Plan.  The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be awarded, the number of shares to be awarded, the price (if any) to be paid by the Holder, the time or times within which such awards may be subject to forfeiture (“Restriction Period”), the vesting schedule and rights to acceleration thereof and all other terms and conditions of the awards.

7.2

Terms and Conditions.  Each Restricted Stock award shall be subject to the following terms and conditions:

(a)

Certificates.  Restricted Stock, when issued, will be represented by a stock certificate or certificates registered in the name of the Holder to whom such Restricted Stock shall have been awarded.  During the Restriction Period, certificates representing the Restricted Stock and any securities constituting Retained Distributions (as defined below) shall bear a legend to the effect that ownership of the Restricted Stock (and such Retained Distributions) and the enjoyment of all rights appurtenant thereto are subject to the restrictions, terms and conditions provided in the Plan and the Agreement. Such certificates shall be deposited by the Holder with the Company, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions that shall be forfeited or that shall not become vested in accordance with the Plan and the Agreement.

(b)

Rights of Holder.  Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes.  The Holder will have the right to vote such Restricted Stock, to receive and retain all regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute on such Restricted Stock and to exercise all other rights, powers and privileges of a holder of Common Stock with respect to such Restricted Stock, with the exceptions that (i) the Holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled; (ii) the Company will retain custody of the stock certificate or certificates representing the Restricted Stock during the Restriction Period; (iii) other than regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute, the Company will retain custody of all distributions (“Retained Distributions”) made or declared with respect to the Restricted Stock (and such Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to the Restricted Stock) until such time, if ever, as the Restricted Stock with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested and with respect to which the Restriction Period shall have expired; (iv) a breach of any of the restrictions, terms or conditions contained in this Plan or the Agreement or otherwise established by the Committee with respect to any Restricted Stock or Retained Distributions will cause a forfeiture of such Restricted Stock and any Retained Distributions with respect thereto.

(c)

Vesting; Forfeiture.  Upon the expiration of the Restriction Period with respect to each award of Restricted Stock and the satisfaction of any other applicable restrictions, terms and conditions (i) all or part of such Restricted Stock shall become vested in accordance with the terms of the Agreement, subject to Section 10, below, and (ii) any Retained Distributions with respect to such Restricted Stock shall become vested to the extent that the Restricted Stock related thereto shall have become vested, subject to Section 10, below. Any such Restricted Stock and Retained Distributions that do not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Restricted Stock and Retained Distributions that shall have been so forfeited.

Section 8.

Deferred Stock.

8.1

Grant.  Shares of Deferred Stock may be awarded either alone or in addition to other awards granted under the Plan. The Committee shall determine the eligible persons to whom and the time or times at which grants of Deferred Stock will be awarded, the number of shares of Deferred Stock to be awarded to any person, the duration of the period (“Deferral Period”) during which, and the conditions under which, receipt of the shares will be deferred, and all the other terms and conditions of the awards.

8.2

Terms and Conditions.  Each Deferred Stock award shall be subject to the following terms and conditions:

(a)

Certificates.  At the expiration of the Deferral Period (or the Additional Deferral Period referred to in Section 8.2 (d) below, where applicable), share certificates shall be issued and delivered to the Holder, or his legal representative, representing the number equal to the shares covered by the Deferred Stock award.

(b)

Rights of Holder.   A person entitled to receive Deferred Stock shall not have any rights of a stockholder by virtue of such award until the expiration of the applicable Deferral Period and the issuance and delivery of the certificates representing such Common Stock.  The shares of Common Stock issuable upon expiration of the Deferral Period shall not be deemed outstanding by the Company until the expiration of such Deferral Period and the issuance and delivery of such Common Stock to the Holder.

(c)

Vesting; Forfeiture.  Upon the expiration of the Deferral Period with respect to each award of Deferred Stock and the satisfaction of any other applicable restrictions, terms and conditions all or part of such Deferred Stock shall become vested in accordance with the terms of the Agreement, subject to Section 10, below.  Any such Deferred Stock that does not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Deferred Stock.

(d)

Additional Deferral Period.  A Holder may request to, and the Committee may at any time, defer the receipt of an award (or an installment of an award) for an additional specified period or until a specified event (“Additional Deferral Period”).  Subject to any exceptions adopted by the Committee, such request must generally be made at least one year prior to expiration of the Deferral Period for such Deferred Stock award (or such installment).

Section 9.

Other Stock-Based Awards.

Other Stock-Based Awards may be awarded, subject to limitations under applicable law, that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, purchase rights, shares of Common Stock awarded which are not subject to any restrictions or conditions, convertible or exchangeable debentures, or other rights convertible into shares of Common Stock and awards valued by reference to the value of securities of or the performance of specified Subsidiaries.  Other Stock-Based Awards may be awarded either alone or in addition to or in tandem with any other awards under this Plan or any other plan of the Company.  Each other Stock-Based Award shall be subject to such terms and conditions as may be determined by the Committee.

Section 10.

Accelerated Vesting and Exercisability.

10.1

Non-Approved Transactions.  If any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act of 1934, as amended (“Exchange Act”)), is or becomes the “beneficial owner” (as referred in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities in one or more transactions, and the Board does not authorize or otherwise approve such acquisition, then the vesting periods of any and all Stock Options and other awards granted and outstanding under the Plan shall be accelerated and all such Stock Options and awards will immediately and entirely vest, and the respective holders thereof will have the immediate right to purchase and/or receive any and all Common Stock subject to such Stock Options and awards on the terms set forth in this Plan and the respective agreements respecting such Stock Options and awards.

10.2

Approved Transactions.  The Committee may, in the event of an acquisition of all or substantially all of the Company’s assets or at least 50% of the combined voting power of the Company’s then outstanding securities in one or more transactions (including by way of merger or reorganization), which has been approved by the Company’s Board of Directors, (i) accelerate the vesting of any and all Stock Options and other awards granted and outstanding under the Plan, and (ii) require a Holder of any award granted under this Plan to relinquish such award to the Company upon the tender by the Company to Holder of cash in an amount equal to the Repurchase Value of such award or such amount per share as the Committee may determine for awards that are out-of-the-money.

Section 11.

Amendment and Termination.

The Board may at any time, and from time to time, amend alter, suspend or discontinue any of the provisions of the Plan, but no amendment, alteration, suspension or discontinuance shall be made that would impair the rights of a Holder under any Agreement theretofore entered into hereunder, without the Holder’s consent.

Section 12.

Term of Plan.

12.1

Effective Date.  The Plan shall be effective as of May 7, 2013, subject to the approval of the Plan by the Company’s stockholders within one year after the Effective Date.  Any awards granted under the Plan prior to such approval shall be effective when made (unless otherwise specified by the Committee at the time of grant), but shall be conditioned upon, and subject to, such approval of the Plan by the Company’s stockholders and no awards shall vest or otherwise become free of restrictions prior to such approval.

12.2

Termination Date.  Unless terminated by the Board, this Plan shall continue to remain effective until such time as no further awards may be granted and all awards granted under the Plan are no longer outstanding.  Notwithstanding the foregoing, grants of Incentive Stock Options may be made only during the ten year period following the Effective Date.

Section 13.

General Provisions.

13.1

Written Agreements.  Each award granted under the Plan shall be confirmed by, and shall be subject to the terms of, the Agreement executed by the Company and the Holder, or such other document as may be determined by the Committee.  The Committee may terminate any award made under the Plan if the Agreement relating thereto is not executed and returned to the Company within 10 days after the Agreement has been delivered to the Holder for his or her execution.

13.2

Unfunded Status of Plan.  The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Holder by the Company, nothing contained herein shall give any such Holder any rights that are greater than those of a general creditor of the Company.

13.3

Employees.

(a)

Engaging in Competition With the Company; Solicitation of Customers and Employees; Disclosure of Confidential Information.  If a Holder’s employment with the Company or a Subsidiary is terminated for any reason whatsoever, and within 12  months after the date thereof such Holder either (i) accepts employment with any competitor of, or otherwise engages in competition with, the Company or any of its Subsidiaries, (ii) solicits any customers or employees of the Company or any of its Subsidiaries to do business with or render services to the Holder or any business with which the Holder becomes affiliated or to which the Holder renders services or (iii) discloses to anyone outside the Company or uses any confidential information or material of the Company or any of its Subsidiaries in violation of the Company’s policies or any agreement between the Holder and the Company or any of its Subsidiaries, the Committee, in its sole discretion, may require such Holder to return to the Company the economic value of any Shares that was realized or obtained by such Holder at any time during the period beginning on the date that is six months prior to the date such Holder’s employment with the Company is terminated.  In such event, Holder agrees to remit to the Company, in cash, an amount equal to the difference between the Fair Market Value of the Shares on the date of termination (or the sales price of such Shares if the Shares were sold during such six month period) and the price the Holder paid the Company for such Shares.

(b)

Termination for Cause.  The Committee may, if a Holder’s employment with the Company or a Subsidiary is terminated for cause, annul any award granted under this Plan to such employee and, in such event, the Committee, in its sole discretion, may require such Holder to return to the Company the economic value of any Shares that was realized or obtained by such Holder at any time during the period beginning on that date that is six months prior to the date such Holder’s employment with the Company is terminated.  In such event, Holder agrees to remit to the Company, in cash, an amount equal to the difference between the Fair Market Value of the Shares on the date of termination (or the sales price of such Shares if the Shares were sold during such six month period) and the price the Holder paid the Company for such Shares.

(c)

No Right of Employment.  Nothing contained in the Plan or in any award hereunder shall be deemed to confer upon any Holder who is an employee of the Company or any Subsidiary any right to continued employment with the Company or any Subsidiary, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any Holder who is an employee at any time.

13.4

Investment Representations; Company Policy.  The Committee may require each person acquiring shares of Common Stock pursuant to a Stock Option or other award under the Plan to represent to and agree with the Company in writing that the Holder is acquiring the shares for investment without a view to distribution thereof.  Each person acquiring shares of Common Stock pursuant to a Stock Option or other award under the Plan shall be required to abide by all policies of the Company in effect at the time of such acquisition and thereafter with respect to the ownership and trading of the Company’s securities.

13.5

Additional Incentive Arrangements.  Nothing contained in the Plan shall prevent the Board from adopting such other or additional incentive arrangements as it may deem desirable, including, but not limited to, the granting of Stock Options and the awarding of Common Stock and cash otherwise than under the Plan; and such arrangements may be either generally applicable or applicable only in specific cases.

13.6

Withholding Taxes.  Not later than the date as of which an amount must first be included in the gross income of the Holder for Federal income tax purposes with respect to any Stock Option or other award under the Plan, the Holder shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount.  If permitted by the Committee, tax withholding or payment obligations may be settled with Common Stock, including Common Stock that is part of the award that gives rise to the withholding requirement.  The obligations of the Company under the Plan shall be conditioned upon such payment or arrangements and the Company or the Holder’s employer (if not the Company) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Holder from the Company or any Subsidiary.

13.7

Governing Law.  The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Nevada (without regard to choice of law provisions); provided, however, that all matters relating to or involving corporate law shall be governed by the laws of the State of Nevada.

13.8

Other Benefit Plans.  Any award granted under the Plan shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Subsidiary and shall not affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation (unless required by specific reference in any such other plan to awards under this Plan).

13.9

Non-Transferability.  Except as otherwise expressly provided in the Plan or the Agreement, no right or benefit under the Plan may be alienated, sold, assigned, hypothecated, pledged, exchanged, transferred, encumbranced or charged, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void.

13.10

Applicable Laws.  The obligations of the Company with respect to all Stock Options and awards under the Plan shall be subject to (i) all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the Securities Act of 1933 (the “Securities Act”), as amended, and (ii) the rules and regulations of any securities exchange on which the Common Stock may be listed.

13.11

Conflicts.  If any of the terms or provisions of the Plan or an Agreement conflict with the requirements of Section 422 of the Code, then such terms or provisions shall be deemed inoperative to the extent they so conflict with such requirements.  Additionally, if this Plan or any Agreement does not contain any provision required to be included herein under Section 422 of the Code, such provision shall be deemed to be incorporated herein and therein with the same force and effect as if such provision had been set out at length herein and therein.  If any of the terms or provisions of any Agreement conflict with any terms or provisions of the Plan, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of the Plan.  Additionally, if any Agreement does not contain any provision required to be included therein under the Plan, such provision shall be deemed to be incorporated therein with the same force and effect as if such provision had been set out at length therein.

13.12

Non-Registered Stock.  The shares of Common Stock to be distributed under this Plan have not been, as of the Effective Date, registered under the Securities Act of 1933, as amended, or any applicable state or foreign securities laws and the Company has no obligation to any Holder to register the Common Stock or to assist the Holder in obtaining an exemption from the various registration requirements, or to list the Common Stock on a national securities exchange or any other trading or quotation system, including the Nasdaq National Market and Nasdaq SmallCap Market.

Plan Amendments

Date Approved by Board	Date Approved by Stockholders, if necessary	Sections Amended	Description of Amendments	Initials of Attorney Effecting Amendment

PACIFIC GOLD CORP.

PROXY CARD

2013 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON [___________], 2013

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints ROBERT LANDAU and MITCHELL GEISLER, and each of them (with full power to act alone), as attorneys and proxies of the undersigned, with full power of substitution, to vote all shares of stock of Pacific Gold Corp. (the “Company”) which the undersigned may be entitled to vote at the 2013 Annual Meeting of Stockholders to be held on [_______________], 2013, and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

1. To elect two (2) directors to serve for one-year terms ending in the year 2014 or until each of their successors are duly elected and qualified:

Robert Landau Mitchell Geisler	☐ FOR all nominees listed at left (except as written below to the contrary)	☐ WITHHOLD AUTHORITY TO VOTE for all nominees listed at left

Instruction: To withhold authority to vote for an individual nominee, write the nominee's name in the space provided above.

2.  To approve an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of Common Stock from 3,000,000,000 to 10,000,000,000, subject to the Board of Directors’ authority to abandon such amendment:

☐ FOR  ☐ AGAINST  ☐ ABSTAIN

3.  To approve an amendment to the Company’s Articles of Incorporation to effect a reverse stock split of the Company’s Common Stock at a specific ratio within a range from 1-for-50 to 1-for-200 and to grant authorization to the Board of Directors to determine, at its discretion, the timing and the specific ratio of the reverse stock split, subject to the Board of Directors’ authority to abandon such amendment:

☐ FOR  ☐ AGAINST  ☐ ABSTAIN

4.  To approve the Company’s 2013 Equity Performance Plan:

☐ FOR  ☐ AGAINST  ☐ ABSTAIN

5.  To approve, by non-binding vote, the Company’s executive compensation:

☐ FOR  ☐ AGAINST  ☐ ABSTAIN

6.  To recommend, by non-binding vote, the frequency of advisory votes on executive compensation:

☐ 1 YEAR  ☐ 2 YEARS  ☐ 3 YEARS  ☐ ABSTAIN

7.  To ratify the appointment of Silberstein Ungar, PLLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013:

☐ FOR  ☐ AGAINST  ☐ ABSTAIN

The shares represented by this proxy will be voted as directed by the undersigned stockholder. If no direction is given, such shares will be voted “FOR” the nominees listed in Proposal 1,  “FOR” Proposal 2, “FOR” Proposal 3, “FOR” Proposal 4, “FOR” Proposal 5, “3 YEARS” for Proposal 6, “FOR” Proposal 7, and in the discretion of the proxy holder(s) with respect to other matters properly brought before the meeting, including any adjournments thereof.

PLEASE MARK, DATE, SIGN AND MAIL THIS PROXY IN THE

ENVELOPE PROVIDED FOR THIS PURPOSE.

Please print the name(s) appearing on each share certificate(s) over which you have voting authority:

______________________________________

Date: ____________________, 2013

Signature:  _____________________________________________________

Signature if held jointly: ___________________________________________

Note:  When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.